   SURVIVORSHIP FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICIES*

                      ISSUED BY C.M. LIFE INSURANCE COMPANY

This Prospectus describes a survivorship flexible premium adjustable variable life insurance policy (the "Policy") offered by C.M. Life Insurance Company ("C.M. Life"). The Policy, for as long as it remains in force, provides lifetime insurance protection on the two Insureds named in the Policy, and pays a Death Benefit at the death of the last surviving Insured (the "second death"). The minimum Initial Face Amount which may be purchased is $500,000 currently. The Policy is designed to provide flexibility of premium payments and Death Benefits by permitting the Owner, subject to certain restrictions, to vary the frequency and amount of premium payments and to increase or decrease the Death Benefit payable under the Policy. This flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. A Policy also may be surrendered for its Net Surrender Value.

The Owner may allocate Net Premiums and Account Value among the divisions (the "Divisions") of the designated segment of C.M. Life Variable Life Separate Account I (the "Separate Account") and a Guaranteed Principal Account (the "GPA"). The assets of each Division will be used to purchase, at net asset value, shares of a designated investment fund. Currently, the available funds include six funds of MML Series Investment Fund (the "MML Trust"), four funds of Oppenheimer Variable Account Funds (the "Oppenheimer Trust"), one fund of the Variable Insurance Products Fund II (VIP Fund II, managed by Fidelity Management & Research Company), one fund of the T. Rowe Price Equity Series, Inc, and one fund of American Century Variable Portfolios, Inc. The individual funds are as follow.

MML Trust                       Oppenheimer Trust                             Variable Insurance Products Fund II
---------                       -----------------                             -----------------------------------
MML Equity Fund                 Oppenheimer Aggressive Growth Fund            VIP II Contrafund Portfolio
MML Money Market Fund           Oppenheimer Global Securities Fund
MML Managed Bond Fund           Oppenheimer Growth Fund                       T. Rowe Price Equity Series, Inc.
MML Blend Fund                  Oppenheimer Strategic Bond Fund               ----------------------------------
MML Equity Index Fund                                                         T. Rowe Price Mid-Cap Growth Portfolio
MML Small Cap Value Equity Fund
                                                                              American Century Variable Portfolios, Inc.
                                                                              ------------------------------------------
                                                                              American Century VP Income & Growth

The Owner bears the investment risk of any Account Value allocated to the Separate Account. The Death Benefit may, and the Net Surrender Value will, vary depending on the investment performance of the Divisions. While there is no guaranteed minimum Net Surrender Value for funds invested in the Separate Account, a Policy's Death Benefit will never be less than the Face Amount less any Policy Debt and any unpaid premiums. Furthermore, the Policy will not terminate if the Policy Value is sufficient to pay the Monthly Charges or if the Safety Test has been met during a Guarantee Period.

All Policies are serviced through C.M. Life's Administrative Office, located at 1295 State Street, Springfield, Massachusetts 01111-0001. The telephone number is (413) 788-8411. C.M. Life's Home Office is located in Hartford, Connecticut.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE PROSPECTUSES FOR THE INDIVIDUAL INVESTMENT FUNDS.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FURTHER REFERENCE.

THE PURPOSE OF THE POLICY WE ARE OFFERING IS TO PROVIDE INSURANCE PROTECTION. WE DO NOT CLAIM THE POLICY IS IN ANY WAY SIMILAR TO OR COMPARABLE WITH A MUTUAL FUND'S SYSTEMATIC INVESTMENT PLAN. REPLACING EXISTING INSURANCE WITH THE POLICY DESCRIBED IN THIS PROSPECTUS MAY NOT BE TO YOUR ADVANTAGE.

                             EFFECTIVE JUNE 5, 1998

This Prospectus does not constitute an offer or solicitation to acquire any interest or participation in the survivorship flexible premium adjustable variable life insurance policies offered by this Prospectus in any jurisdiction to anyone to whom it is unlawful to make such an offer or solicitation in such jurisdiction.

 *Title may vary in some jurisdictions.

                                Table of Contents

I.   INTRODUCTION ............................................................3

II.  DETAILED DESCRIPTION OF THE POLICY
     Availability of the Policy ..............................................4
     Death Benefit ...........................................................4
     Premiums ................................................................5
     Transfers ...............................................................7
     Policy Termination and Reinstatement ....................................7
     Charges and Deductions ..................................................7
     Deductions from Premiums ................................................8
     Monthly Charges Against the Account Value ...............................8
     Daily Charges Against the Separate Account ..............................9
     Surrender Charges .......................................................9
     Other Charges ...........................................................9
     Account Value and Net Surrender Value...................................10
     Policy Loan Privilege ..................................................10
     Free Look Provision  ...................................................11
     The Guaranteed Principal Account .......................................11
     When We Pay Proceeds ...................................................12
     Federal Income Tax Considerations ......................................12
     Your Voting Rights .....................................................14
     Reservation of Rights ..................................................14
     Additional Benefits You Can Get by Rider ...............................15
     Payment Options ........................................................15
     Beneficiary ............................................................16
     Assignment .............................................................16
     Limits on Our Right to Challenge the Policy ............................16
     Error of Age or Sex.....................................................17
     Suicide  ...............................................................17
     Sales and Other Agreements .............................................17
     Compensation ...........................................................17
     Service Agreement ......................................................18
     Bonding Arrangement ....................................................18
     Legal Proceedings ......................................................18
     Experts ................................................................18

III. ADDITIONAL INFORMATION
     C.M. Life and MassMutual ...............................................18
     Records and Reports ....................................................19
     The Separate Account ...................................................19
     MML Trust and Oppenheimer Trust ........................................20
     Variable Insurance Products Fund II ....................................20
     T. Rowe Price Equity Series, Inc. ......................................20
     American Century Variable Portfolios ...................................20
     The Investment Advisers ................................................22

Appendix A
     Definition of Terms ....................................................24

Appendix B
     Examples of Death Benefit Option Changes ...............................26

Appendix C
     Rates of Return.........................................................27

Appendix D
     Illustration of Death Benefits, Net Surrender Values, and Accumulated
        Premiums ............................................................31

Appendix E
     Directors of C.M. Life .................................................44
     Principal Officers .....................................................44

Appendix F
     Financial Statements .................................................FF-1

I. INTRODUCTION

Note: Please refer to Appendix A, Glossary for definitions of the terms contained in this Prospectus.

You should consult Your Policy for further understanding of its term and conditions, and for any state-specific provisions and variances that may apply to Your Policy.

The Policy is a life insurance contract providing a Death Benefit, an Account Value, surrender rights, policy loan privileges, and other features traditionally associated with life insurance. The Policy is a "survivorship" policy because it provides life insurance on two insured lives and pays a death benefit at the time of the second death.

The Policy is a "flexible premium" policy because there is no fixed schedule of premium payments. Although the Owner may establish a schedule of premium payments ("Planned Premium Payments"), failure to make a Planned Premium Payment will not necessarily cause a Policy to terminate nor will making the Planned Premium payments guarantee a Policy will remain in force. The flexibility of premium payment timing and amount allows an Owner to match premium payments to income flows or other financial decisions.

The Policy is "adjustable" because the Owner may choose to increase or decrease the Death Benefit and to change the Death Benefit Option under the Policy. The Policy is "variable" because the Death Benefit may, and the Net Surrender Value will, vary in relation to the investment experience of the Divisions of the Separate Account to which an Owner has allocated Net Premiums. Additionally, the GPA's crediting interest rate may be adjusted periodically, although it will not drop below 3%.

The following diagram summarizes the elements of this Policy, and how the Policy works.


                              HOW THE POLICY WORKS

                                 Premium Payment

                    A Premium Expense Charge is deducted from
                              each Premium Payment


                                   Net Premium

                        Net Premium and Account Value are
                      allocated among the Divisions of the
                          Separate Account and the GPA

                                            -------------------------------------------
         Investment Earnings                            Account Value                           Account Value Charges
 Investment earnings of the Divisions of                                                Monthly deductions for administrative,
the Separate Account less fund investment                                                 insurance, and rider expenses are
management fees and separate account fees                                                        deducted each month
       are credited/ debited daily

  Interest is credited on values in the       The Account Value is allocated among
      Guaranteed Principal Account              the available investment options.
                                                                                              Owner Access to Account Value

                                                                                          You may access Account Values through
                                                                                                  loans and withdrawals

                                            -------------------------------------------

              Death Benefit                                                                         Policy Surrender

A choice of 3 Death Benefit Options is                                                     In the first 10 years of coverage, if
 available. The Option chosen may be                                                        coverage is surrendered, a surrender
       changed at a later date                                                                charge will be deducted from the
                                                                                                     surrender proceeds

II. DETAILED DESCRIPTION OF THE POLICY


Availability of the Policy

Individuals wishing to purchase a Policy must send a completed application to C.M. Life's Administrative Office. Under our current rules, which can be changed at our sole discretion, the minimum Initial Face Amount of a Policy is $500,000. The Policy can be issued for two Insureds where the older Insured is between the ages 18 and 90 inclusive, and the younger Insured is between the ages 18 and 85 inclusive. Before issuing a Policy, C.M. Life will require satisfactory evidence of insurability, which usually will include a medical examination.

The Policy is available to individuals who are purchasing a Policy in connection with employee benefit plans that qualify for tax benefits under the Internal Revenue Code (the "qualified market") and to other individuals (the "nonqualified market").

Unisex Policies issued in states requiring "unisex" policies (currently only Montana) provide policy values that do not vary by the sexes of the Insureds. In addition, Policies issued in conjunction with employee benefit plans provide policy values that do not vary by sex. Thus, references in the Prospectus to sex-distinct policy values are not applicable to Policies issued in Montana or issued in conjunction with employee benefit plans. Illustrations showing the effect of these unisex rates on premiums, Net Surrender Values and Death Benefits are available from C.M. Life on request.


Death Benefit

As long as the Policy remains in force, C.M. Life will, upon due proof of the deaths of both Insureds, pay the Death Benefit of the Policy to the named Beneficiary. Although C.M. Life normally will pay the Death Benefit within seven days of receiving satisfactory proof of the Insureds' deaths, the Company may delay payments under certain circumstances. All or part of the Death Benefit can be paid in cash or under one or more of the payment options set forth in the Policy.

Minimum Death Benefit. In order to qualify as life insurance pursuant to I.R.C.
Section 7702, the Policy has a Minimum Death Benefit. The Minimum Death Benefit is determined using one of two allowable Death Benefit Compliance Tests. The applicable Test is chosen at the time of application and cannot be changed after the Policy is issued. Under one of the tests, the Cash Value Test, the Minimum Death Benefit is equal to an applicable percentage of the Account Value. The applicable percentage depends on the sexes (male, female, unisex), tobacco classifications, and Attained Ages of both Insureds. Under the other test, the Guideline Premium Test, the Minimum Death Benefit also is equal to an applicable percentage of the Account Value, but the percentage varies only by the Attained Age of the younger Insured. The applicable percentages are set forth in the Policy.

The choice of the Guideline Premium Test or the Cash Value Test will depend on how You intend to pay premiums. In general, if You intend to pay premiums in early policy years only, the Cash Value Test may be more appropriate. If You intend to pay level premiums over a long period of years, the Guideline Premium Test may be more appropriate. It is important You see policy illustrations of both approaches to determine how the policy works under each approach, and which is best for You.

Death Benefit Options. The Death Benefit is the amount of the benefit provided under the Death Benefit Option in effect on the date of the second death, less any outstanding Policy Debt and less any unpaid premium needed to avoid policy termination under the grace period provision. (See Policy Termination and Reinstatement) The Owner may choose one of three Death Benefit Options: Option 1 (a level amount option) or Options 2 or 3 (variable amount options). The Death Benefit Option is chosen in the application and subsequently may be changed subject to certain restrictions described in Changes in the Death Benefit Option.

Options 1, 2 and 3 provide the following benefits.

Option 1 - Under Option 1, the benefit provided is the greater of: (a) the Face Amount on the date of the second death; and (b) the Minimum Death Benefit on the date of the second death.

Option 2 - Under Option 2, the benefit provided is the greater of: (a) the Face Amount plus the Account Value on the date of the second death; and (b) the Minimum Death Benefit on the date of the second death.

Option 3 - Under Option 3, the benefit provided is the greater of: (a) the Face Amount plus the premiums paid less any premiums refunded (See Premium Limitations) under the Policy to the date of the second death; and (b) the Minimum Death Benefit on the date of the second death.

The following examples illustrate how changes in the Account Value and the amount of premiums paid may affect the Death Benefits under Options 1, 2, and 3.

Example I

Under Option 1, the Death Benefit will remain at the Face Amount, in this example $1,000,000, unless the Minimum Death Benefit exceeds the Face Amount.

Assume the Owner has selected Option 1 with a Face Amount of $1,000,000. The Account Value is $50,000. The Death Benefit in this case is $1,000,000. The Minimum Death Benefit is $219,000. If the Account Value increases to $80,000, the Minimum Death Benefit increases to $350,400, but the Death Benefit remains at $1,000,000. If the Account Value decreases to $30,000, the Minimum

Death Benefit decreases to $131,400 and the Death Benefit still remains at $1,000,000.

Example II

Under Option 2, the Death Benefit will be the Face Amount plus the Account Value unless the Minimum Death Benefit exceeds the sum of the Face Amount plus the Account Value.

Assume the Owner has selected Option 2 with a Face Amount of $1,000,000. The Account Value is $50,000, and the Minimum Death Benefit is $219,000. The Death Benefit in this case is $1,050,000 (Face Amount plus Account Value). If the Account Value increases to $80,000, the Minimum Death Benefit will increase to $350,400, and the Death Benefit will increase to $1,080,000. If the Account Value decreases to $30,000, the Minimum Death Benefit will decrease to $131,400, and the Death Benefit will decrease to $1,030,000.

Example III

Under Option 3, the Death Benefit will be the Face Amount plus the premiums paid under the Policy, less any premium refunds, unless the Minimum Death Benefit exceeds the sum of the Face Amount plus the premiums paid.

Assume the Owner has selected Option 3 with a Face Amount of $1,000,000. The Account Value is $50,000, the Minimum Death Benefit is $219,000 and premiums paid under the Policy to-date total $40,000. The Death Benefit in this case is $1,040,000. If an additional $30,000 of premium is paid into the Policy and the Account Value increases to $80,000, the Minimum Death Benefit will increase to $350,400, and the Death Benefit will increase to $1,070,000.

Changes in Death Benefit Option. After the first Policy Year, the Owner may change the Death Benefit Option. Any changes of Death Benefit Option may require a written application and satisfactory evidence of insurability. The effective date of any change will be the Monthly Charge Date that is on or precedes the date C.M. Life approves the change. A change in the Death Benefit Option will not in and of itself result in an immediate change in the amount of a Policy's Death Benefit. The Policy Face Amount will be increased or decreased to give the same Death Benefit under the new Death Benefit Option.

A change in Death Benefit Option will not be allowed if it would result in a Face Amount of less than $500,000 after the change, if the older insured is older than Attained Age 85, or if only one of the Insureds is alive.

An increase or decrease in Face Amount resulting from a change in the Death Benefit Option will affect the Monthly Charges, as they depend in part on the Face Amount. The charge for certain additional benefits also may be affected. The Surrender Charge, however, will not be affected by an increase or decrease in Face Amount resulting from a change in the Death Benefit Option.

For examples of Death Benefit Option changes and their impacts on the contract, see Appendix B.

Changes in Face Amount. The Owner may request an increase or decrease in the Face Amount subject to certain requirements. Any request for an increase or decrease must be submitted in writing to C.M. Life's Administrative Office. It will become effective on the Monthly Charge Date that is on or precedes C.M. Life's acceptance of the request.

Increases in Face Amount. For an increase in the Face Amount, C.M. Life requires a written application and satisfactory evidence of insurability. An increase may not be less than $50,000, and no increase will be permitted after the younger Insured reaches Attained Age 85, or the older Insured reaches Attained Age 90.

An increase in Face Amount will affect the Monthly Charges. The Face Amount Charge and the Insurance Charges will increase.

Decreases in Face Amount. Decreases in coverage are allowed after the first Policy Year or one year after a Face Amount increase by written request. A decrease will not be permitted if the Face Amount would fall below $500,000.

A decrease may result in the deduction of Surrender Charges from the Account Value. (For a discussion of the Surrender Charges associated with a decrease, see Surrender Charges.) Any Surrender Charges applicable to a decrease will be deducted from the Division(s) of the Separate Account and from the GPA in proportion to the non-loaned values in each.

A decrease will reduce the Face Amount in the following order: (a) the Face Amount provided by the most recent increase; (b) the Face Amounts provided by the next most recent increases successively; and finally (c) the Initial Face Amount. As a result, a decrease in Face Amount will affect the Monthly Charges deducted from the Account Value.

A decrease may result in the Policy becoming a "modified endowment contract". (See Policy Proceeds, Premiums and Loans.)

Premiums

Subject to certain limitations, the Owner has flexibility in determining the frequency and amount of premium payments.

Premium Flexibility. Unlike traditional insurance policies, this Policy frees the Owner from required premium payments and a rigid premium schedule. Instead, C.M. Life requires an Owner to pay only a minimum initial premium at the time of application or at any time before delivery of the

Policy. After the first premium has been paid, subject to certain limitations, premiums may be paid in any amount and at any interval.

The minimum initial premium depends on the planned frequency of premium payments, and the Issue Ages, sexes, and rating classes of the Insureds, as well as the initial Death Benefit Option and Initial Face Amount of the Policy.

Planned Annual Premium. When applying for a Policy, the Owner will select a planned annual premium and payment frequency (annual, semiannual, quarterly, or monthly check service). The planned premium at the payment frequency chosen is shown on the schedule page of the Policy. C.M. Life will send premium notices for the planned premium according to the amount and frequency selected. The Owner may change the amount and frequency of planned premiums at any time by sending written notice to C.M. Life's Administrative Office.

An Owner may elect to pay premiums by means of a pre-authorized check procedure. Under this procedure, premium payments are deducted automatically on a monthly basis from a designated bank account. An Owner does not receive a "bill" for these payments.

There is no penalty if the planned premium is not paid, nor does payment of this amount guarantee coverage for any period of time. Instead, the duration of the Policy depends on maintaining a sufficient Policy Value, or meeting the Safety Test (See Policy Termination section.). The Policy Value is equal to the Account Value less any outstanding Policy Debt during the first three Policy Years. It is equal to the Net Surrender Value in years four and later. Even if planned premiums are paid, if the Safety Test is not met, the Policy terminates when the Policy Value becomes insufficient to pay the Monthly Charges and the grace period expires without sufficient payment.

Premium Limitations. After the first premium is paid, the minimum premium payment is $20. If the Cash Value Test has been chosen as the Death Benefit Compliance Test, the maximum premium that may be paid in any Policy Year without evidence of insurability is the greatest of: (a) the premium that will not increase the net amount at risk under the Policy; (b) twice the Policy's Target Premium plus $100; and (c) the annual premium paid in the preceding Policy year. If the Guideline Premium Test has been chosen, the maximum premium is equal to the lesser of the maximum premium as determined above and the Guideline Premium Test premium limitation. We have the right to refund any premium amount that exceeds these limitations. Premium payments should be sent either to C.M. Life's Administrative Office or to the address indicated on the billing notice.

Allocation of Net Premium Payments. The Net Premium equals the premium paid less the Premium Expense Charge. (See Deductions from Premiums.) At the time of Application, the Owner indicates how Net Premiums are to be allocated among the Divisions of the Separate Account and the GPA. The allocation percentages must be in whole numbers and the sum of the allocation percentages must equal 100%.

The allocation percentages may be changed without charge at any time by providing written notice to C.M. Life's Administrative Office. The maximum number of different Divisions that may be used during the life of the Policy is 16.

Any Initial Net Premium remitted with an application will be deposited to C.M. Life's General Account and earn interest at the rate set by C.M. Life from the date We receive the premium in good order, or from the Policy Date if later, to the date the Policy is issued. Once the Policy has been issued, the Net Premium plus interest earnings, less any Monthly Charges will be allocated either in accordance with the allocation percentages in the Application, or to the Money Market Division of the Separate Account on the next business day following the Issue Date. If under the Free Look Provision, the Owner receives (i) any premium paid for this Policy plus (ii) interest credited to this Policy under the Guaranteed Principal Account, plus or minus (iii) an amount reflecting the investment experience of the investment divisions of the Separate Account under this Policy to the date the Policy is received by us, minus (iv) any amounts withdrawn and any Policy Debt, this amount will be allocated to the GPA and the Divisions of the Separate Account based on the allocation percentages in the Application. If under the Free Look Provision, the Owner receives the total of all premiums paid for the Policy, reduced by any amounts borrowed or withdrawn, this amount will be allocated to the Money Market Division of the Separate Account.

If the Initial Net Premium plus interest earnings, less any Monthly Charges is allocated to the Money Market Division of the Separate Account, Subsequent Net Premiums received during the Free Look Period also will be allocated to the Money Market Division of the Separate Account at the price next determined after receipt in good order at our Administrative Office, or at the address indicated on the billing notice. At the end of the Free Look Period, the Money Market account balance will be transferred to the GPA and the Separate Accounts in accordance with the allocation percentages in the Application.

If the Initial Net Premium plus interest earnings, less any Monthly Charges is allocated in accordance with the allocation percentages in the Application, Subsequent Net Premiums will be deposited on the Valuation Date We receive the Subsequent Net Premiums in good order at our Administrative Office, or at the address indicated on the billing notice. Transfers from one Division to another will be credited on the Valuation Date the Transfer Request is received in good order.

Transfers

By written request, the Owner may transfer all or part of the Account Value of a Division of the Separate Account to any other Division or to the GPA. Although C.M. Life currently imposes no limitation on the right of the Owner to make transfers, we reserve the right to limit transfers to no more than one every 90 days in connection with compliance with Section 404(c) of ERISA. Any limitation would not apply to a transfer of all funds in the Separate Account to the GPA or to automated transfers made in connection with any program C.M. Life has in place.

Transfers of values from the GPA to the Separate Account are limited to one each Policy Year. Any transfer from the GPA cannot exceed 25% of the Fixed Account Value (less any Policy Debt) at the time of the transfer. If 25% of the Fixed Account Value has been transferred from the GPA each year for three consecutive Policy Years, and no value has been transferred into the GPA, nor premiums allocated to the GPA, during this time, the remainder of the Fixed Account Value (less any Policy Debt) may be transferred, in one transaction, out of the GPA in the succeeding Policy Year.

Any transfer is effective on the Valuation Date at the price next determined after receipt of the request in good order at our Administrative Office. There are no charges for transfers.

Policy Termination and Reinstatement

Policy Termination. This Policy will not terminate for failure to pay premiums since premium payments, other than the Initial Premium Payment, are not specifically required. Rather, if in the first three Policy Years the Account Value less any Policy Debt is not enough to cover the Monthly Charges on a Monthly Charge Date, or if in subsequent Policy Years the Net Surrender Value is not enough to cover the Monthly Charges on a Monthly Charge Date, the Policy will enter a 61-day grace period unless the Safety Test has been met.

At the beginning of the grace period, C.M. Life will mail a notice to the Owner's last known address stating the amount of premium needed to cover the shortfall. During the grace period, the Policy remains in force. If the required premium is not paid within 61 days after the Monthly Charge Date (or, if later, within 30 days after we mail the written notice), the Policy terminates without value.



If the Account Value less Policy Debt in the first three Policy Years or the Net Surrender Value in subsequent years is insufficient to pay the Monthly Charges on a particular Monthly Charge Date and the Safety Test (as described below) has been met on that date, the Monthly Charges for that Date will be reduced to an amount equal to the Account Value less any Policy Debt.

The Safety Test can be met only during a Guarantee Period. There are two Guarantee Periods. One Period is the lesser of 20 years or to the younger Insured's age 90. The other is to the younger Insured's age 100. Each Guarantee Period has a Guarantee premium associated with it. These premiums vary depending on the issue ages, sexes, and issue classifications of the Insureds and the Death Benefit Option in effect. The Guarantee premiums for Your Policy are shown in the Policy. On any day during a Guarantee Period, the Safety Test is met if the premiums paid less amounts withdrawn accumulated with interest to that day, equal or exceed the Guarantee premium accumulated with interest to that date. The effective annual rate of interest used to accumulate these amounts is 3%. The Guarantee Period in effect is determined by the Guarantee premium paid. The Guarantee Periods available and the Safety Test may vary depending on the contract state of Your Policy. Consult Your Policy for the Guarantee Periods available to You.

Reinstatement. For a period of five years after a Policy terminates, the Owner can request that We reinstate the Policy provided neither Insured has died since the Policy termination. However, the Policy cannot be reinstated if it has been surrendered for its Net Surrender Value. Please note a termination or reinstatement may cause the Policy to become a modified endowment contract. (See Modified Endowment Contracts.)

Before We will reinstate the Policy, We must receive the following:

(a)  Evidence of insurability satisfactory to C.M. Life;

(b) A premium payment sufficient to keep the policy in force for three months following reinstatement;

(c) Where applicable, a signed acknowledgement the Policy has become a modified endowment contract.

If We reinstate the Policy, the Face Amount for the reinstated Policy will be the same as it would have been if the Policy had not terminated. The premium payment will be allocated based on the allocation requested at the time of reinstatement effective on the Monthly Charge Date on which the Policy is reinstated. The Account Value at the time of reinstatement will be the net amount of the premium paid at the time of reinstatement, less any Monthly Charges taken at that time.

Charges and Deductions

Charges will be deducted in connection with the Policy to compensate C.M. Life for: (a) providing the insurance benefits under the Policy (including any riders); (b) administering the Policy; (c) assuming certain risks in connection with the Policy (including any riders); and (d) expenses incurred in selling and distributing the Policy. Additionally, certain expenses are deducted from the underlying funds. For more information about these expenses, see the individual fund prospectuses. A summary of the product and separate account charges is as follows.

------------------------------ ------------------------------------------------ ------------------------------------------------

                               CURRENT RATE                                     GUARANTEED RATE
------------------------------ ------------------------------------------------ ------------------------------------------------
Premium Expense Charge         Coverage Years  1-10:13% of premium up to        All Coverage Years: 13% of premium up to
                               Expense Premium; 3% of premium over              Expense Premium;  3% of premium over Expense
                               Expense Premium                                  Premium


                               Coverage Years 11+: 3% of all premium
------------------------------ ------------------------------------------------ ------------------------------------------------

Administrative Charge          Policy Years 1-10: $12 per month per policy      All Coverage Years: $12 per month per policy

                               Policy Years 11+: $6 per month per policy
------------------------------ ------------------------------------------------ ------------------------------------------------

Face Amount Charge             Coverage Years 1-10:  $0.13 per month per        Coverage Years 1-10:  $0.13 per month per
                               $1,000 of Face Amount                            $1,000 of Face Amount

                               Coverage Years 11+: $0.0                         Coverage Years 11+: $0.0
------------------------------ ------------------------------------------------ ------------------------------------------------

Insurance Charges              A per thousand rate multiplied by the amount at  For standard risks, the guaranteed cost of
                               risk each month. The rate varies by the sexes,   insurance rates are based on 1980
                               issue ages, and risk classifications of the      Commissioners Standard Ordinary (CSO)
                               Insureds, and the Year of Coverage.              Mortality Tables.
------------------------------ ------------------------------------------------ ------------------------------------------------

Mortality and Expense Risk     All Policy Years:  0.25% on an annual basis of   All Policy Years:  0.90% on an annual basis of
Charge                         daily net asset value of the Separate Account    daily net asset value of the Separate Account
------------------------------ ------------------------------------------------ ------------------------------------------------

Loan Rate Expense Charge       Policy Years 1-10: 0.50% of loaned amount        All Policy Years: 2.0% of loaned amount

                               Policy Years 11+: 0.25% of loaned amount
------------------------------ ------------------------------------------------ ------------------------------------------------

Withdrawal Fee                 $25                                              $25
------------------------------ ------------------------------------------------ ------------------------------------------------

Surrender Charges              First coverage year: the lesser of 100% of the   First coverage year: the lesser of 100% of the
                               Target Premium or $60 per thousand of Face       Target Premium or $60 per thousand of Face
                               Amount.                                          Amount.

                               Coverage years 2-10:  the prior year Surrender   Coverage years 2-10: the prior year Surrender
                               Charge reduced by 10% of the first year          Charge reduced by 10% of the first year
                               Surrender Charge                                 Surrender Charge
------------------------------ ------------------------------------------------ ------------------------------------------------

Deductions from Premiums

A Premium Expense Charge is deducted from each premium payment made prior to the allocation of the payment to the Divisions of the Separate Account and the GPA. The Premium Expense Charge distinguishes between premium payments up to Expense Premium, and premium payments over Expense Premium. The Expense Premium is based on the issue ages, sexes, and risk classifications of the Insureds.

Premiums are allocated to the Initial Face Amount and any subsequent increases based on the ratio of the Expense Premium for each segment to the total of the Expense Premiums for all segments.

Monthly Charges Against the Account Value

Charges will be deducted from the Account Value on each Monthly Charge Date. The Monthly Charges consist of: (a) an Administrative Charge; (b) a Face Amount Charge; (c) an Insurance Charge; and (d) a rider charge for any additional benefits provided by rider. The Monthly Charges will be deducted from the Division(s) of the Separate Account and the GPA in proportion to the non-loaned values of the Policy in the Division(s) and the GPA.


Administrative Charge and Face Amount Charge. The monthly Administrative Charge and Face Amount Charge reimburse C.M. Life for expenses incurred in issuing and administering the Policy, and for such activities as processing claims, maintaining records and communicating with Owners.

Insurance Charges. The monthly Insurance Charge for a Policy is equal to the "amount at risk" under the Policy, multiplied by the monthly Insurance Charge rate for that Policy month. The amount at risk is determined on the first day of each Policy month and is the amount by which the Death Benefit (discounted at the monthly equivalent of 3% per year) exceeds the Account Value.

Insurance rates will be based on the sexes, Issue Ages, and risk classes of the Insureds, and the Year of Coverage. C.M. Life currently places Insureds into the following three standard rate classes: Select-Preferred Nontobacco, Preferred Nontobacco, and Preferred Tobacco; as well as substandard rate classes involving higher mortality risks. In an otherwise identical Policy, the monthly insurance rate is higher for tobacco users than for those who do not use tobacco and higher for Preferred Nontobacco Insureds than for Select-Preferred Nontobacco Insureds.

Rider Charge. The monthly rider charge will include charges for any additional benefits provided by rider.

Daily Charges Against the Separate Account

Mortality and Expense Risk Charge. C.M. Life assesses a daily charge against the net asset value of the Separate Account for mortality and expense risks. This charge is not deducted from the assets in the GPA.

The mortality risk We assume is that the group of lives insured under our Policies may, on average, live for shorter periods of time than We estimated. The expense risk We assume is that our costs of issuing and administering Policies may be more than We estimated.

If not all the money C.M. Life collects from this charge is needed to cover death benefits and expenses, it will be our gain and will be used for any proper purpose, including payment of sales commissions. Conversely, even if the money We collect is insufficient, We will provide for all Death Benefits and expenses.

Investment Management Fee and Other Expenses. Because the Divisions of the Separate Account purchase shares of MML Trust, Oppenheimer Trust, (Fidelity) Variable Insurance Products Fund II, T. Rowe Price Equity Series, Inc., or American Century Variable Portfolios, Inc., the value of Accumulation Units of the Divisions will reflect the investment management fee and other expenses incurred by these entities. The following were the total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 1997 for the Funds.

                                                     Total
                                                      Fund
                              Management    Other   Operating
Fund Name                        Fees     Expenses  Expenses
---------------               --------------------------------
MML Equity                       0.35%      0.00%     0.35%
MML Money Market                 0.48%      0.04%     0.52%
MML Managed Bond                 0.44%      0.03%     0.46%
MML Blend                        0.37%      0.00%     0.37%
MML Equity Index*                0.26%      0.11%     0.37%
Oppenheimer Growth               0.73%      0.02%     0.75%
Oppenheimer Aggressive Growth    0.71%      0.02%     0.73%
Oppenheimer Global Securities    0.70%      0.06%     0.76%
Oppenheimer Strategic Bond       0.75%      0.08%     0.83%
VIP II Contrafund Portfolio      0.60%      0.11%     0.71%
T. Rowe Price Mid-Cap Growth
Portfolio                        0.85%      0.00%     0.85%
American Century VP Income &
Growth                           0.70%      0.00%     0.70%


*If there had been no reimbursement of Other Expenses to the Fund, the Other Expenses would have been 0.17%, increasing Total Fund Operating Expenses to 0.43%.

MML Small Cap Value Equity had not been established as of December 31, 1997. The management fees, other expenses and total fund operating expenses for the 1998 calendar year are estimated to be 0.65%, 0.11% and 0.76%, respectively.

Surrender Charges

During the first 10 Years of Coverage under the Initial Face Amount, and during the first 10 Years of Coverage under any increase in Face Amount, C.M. Life will impose a Surrender Charge against the Account Value if the Owner surrenders the Policy or decreases the Face Amount under the Policy. The Surrender Charge in the first Year of Coverage is the lesser of 100% of the Target Premium or $60 per thousand of Face Amount. The Target Premium is used to determine the maximum premium limitation, Surrender Charges and agent commissions. The Target Premium is based on the issue ages, sexes, and risk classifications of the Insureds. The Surrender Charge is decreased by 10% of the first year Surrender Charge in each of the next nine years of coverage, and is zero in the eleventh year. Surrender Charges are calculated separately for the Initial Face Amount and for each increase in the Face Amount.

Surrender Charge Upon Decrease in Selected Face Amount. Elected decreases in Face Amount--that is, decreases resulting from other than a withdrawal or a change in the Death Benefit Option--result in canceling all or a part of previously issued Face Amount segments. A partial Surrender Charge is assessed and deducted from the Account Value. The partial Surrender Charge is equal to the Surrender Charge associated with each canceled Face Amount segment. If the partial Surrender Charge for a decreased or canceled Face Amount segment would be greater than the Account Value of the policy, the partial Surrender Charge for that decrease is set equal to the Account Value on the date of the surrender.

The Surrender Charge after the decrease equals the Surrender Charge prior to the decrease less the partial Surrender Charge taken.

Other Charges

Withdrawal Fee. For each Withdrawal, a charge of $25 will be deducted from the amount withdrawn. This fee is guaranteed not to increase for the duration of the Policy.

Loan Interest Rate Expense Charge. This charge reimburses C.M. Life for expenses incurred in administering loans.

Special Circumstances

C.M. Life may vary the charges and other terms of Flexible Premium Adjustable Variable Life Policies where special circumstances result in sales or administrative expenses or mortality risks that are different than those normally associated with these Policies. These variations will be made only in accordance with uniform rules we establish.

Account Value And Net Surrender Value

Account Value. The Account Value of the Policy is the sum of all Net Premium payments adjusted by periodic charges and credits and by Withdrawals. Following the Free Look Period, this amount is allocated among the Separate Account Divisions and the GPA according to the net premium allocation requested at the time of Application. (See Allocation of Net Premium Payments section for more details.)

Investment Return. The investment return of a Policy is based on:

(a) The Account Value held for the Policy in each Division of the Separate Account;

(b) The investment experience of each Division as measured by its actual net rate of return; and

(c)  The interest credited on Account Values held in the GPA.

The investment experience of a Division reflects increases and decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges assessed against assets of the Division. The investment experience is determined each day the net asset value of the underlying Fund is determined-that is, on each Valuation Date. The actual net rate of return for a Division measures the net investment experience from the end of one Valuation Date to the end of the next Valuation Date.

Net Surrender Value. The Policy may be fully surrendered for its Net Surrender Value at any time while at least one Insured is living. The Net Surrender Value is equal to the Account Value less any applicable Surrender Charges and less any Policy Debt as of the date the Company receives the request to surrender in good order. The surrender will be processed within seven days.

An Owner may surrender the Policy by sending a written request together with the Policy to C.M. Life's Administrative Office. The proceeds will be determined as of the end of the Valuation Date on which the request for surrender is received in good order.

Withdrawals. After the first Policy Year, the Owner may, subject to certain restrictions, withdraw up to 75% of the Net Surrender Value. For each Withdrawal, a fee of $25 is deducted from the amount withdrawn. The minimum amount of a Withdrawal is $100 (before deducting the Withdrawal fee). We reserve the right to prohibit Withdrawals that would result in a reduction of the Face Amount to less than $500,000.

The Owner must state in the Withdrawal Request the account and/or Divisions from which the withdrawal will be made. The amount can be stated as a dollar amount or a percentage. The withdrawal will be effective on the date We receive the written request in good order and will be processed within seven days. The Withdrawal amount attributable to a Division of the Separate Account or to the GPA may not exceed the non-loaned Account Value of the Division or GPA. If Death Benefit Option 1 or 3 is in effect, C.M. Life will reduce the Face Amount by the amount of the Withdrawal unless satisfactory evidence of insurability is provided. A Surrender Charge is not assessed for a Withdrawal.

Policy Loan Privilege

General. After the first Policy Year, the Owner may obtain a loan from the Policy as long as the Account Value exceeds the total of any Surrender Charges. The Policy must be assigned to C.M. Life as collateral for the loan. The maximum amount that can be borrowed at any time is 90% of the Policy's Account Value less any Surrender Charge. This is reduced by any outstanding Policy Debt, which includes accrued interest.

Source of Loan. The Policy loan amount requested is taken from the Divisions of the Separate Account and the GPA in proportion to the Account Value of each Division and the GPA (excluding any outstanding loans) on the date of the loan. Loaned amounts are taken from the Divisions by liquidating units and the resulting dollar amounts are transferred to the loaned portion of the GPA. We may delay the granting of any loan taken from the GPA for up to six months. We also may delay the granting of any loan from the Divisions of the Separate Account during any period that: (i) the New York Stock Exchange is closed (other than customary weekend and holiday closings); (ii) trading is restricted; (iii) the SEC determines a state of emergency exists; or (iv) the Securities and Exchange Commission permits C.M. Life to delay payment for the protection of our Owners.

Whenever total Policy Debt (which includes accrued interest) equals or exceeds the Account Value less Surrender Charges, C.M. Life will send a notice to the Owner. This notice will state the amount necessary to bring the Policy Debt back within the limit. If We do not receive payment of that amount plus a premium payment sufficient to keep the policy in force for three months, within 31 days after the date we mailed the notice, and if Policy Debt exceeds the Account Value less any Surrender Charges at the end of those 31 days, the Policy terminates without value.

Loan Interest Charged. At the time of Application, the Owner may select a loan interest rate of 5% or (in all jurisdictions except Arkansas) an adjustable loan rate. Each year C.M. Life will set the adjustable rate that will apply for the next Policy Year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody's Investors Service, Inc., or, if it is no longer published, a substantially similar average. The maximum rate is the published monthly average for the calendar month ending two months before the Policy Year begins, or 4%, whichever is higher. If the maximum limit is not at least 1/2% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum limit is at least 1/2% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on Policy loans accrues daily and becomes part of the Policy Debt as it accrues. It is due on each Policy Anniversary. If not paid when due, the interest will be added to the loan and, as part of the loan, will bear interest at the same rate. Any interest capitalized on a Policy Anniversary will be treated the same as a new loan and will be taken from the Divisions and the GPA in proportion to the non-loaned Account Value in each.

Repayment. All or part of any Policy Debt may be repaid at any time while at least one of the Insureds is living and while the Policy is in force. Any loan repayment made within 30 days of the Policy Anniversary date pays policy loan interest due. Any other loan repayment first will be allocated to the GPA until the Owner has repaid all loan amounts that originated from the GPA. Additional loan repayments will be allocated according to the premium allocation factors in effect. Loan repayments must be clearly identified as such; otherwise they will be considered premium payments.

Any outstanding Policy Debt will be deducted from the proceeds payable at the second death or the surrender of the Policy.

Interest on Loaned Value. Any loaned amount is held in the GPA and earns interest at a rate determined by C.M. Life, equal to the greater of 3% and the Policy loan rate less the Loan Interest Rate Expense Charge. This Charge is 2% on a guaranteed basis and 0.50% in Policy Years one through 10 and 0.25% in Policy Years 11 and later on a current basis.

Effect of Loan. A Policy loan affects the Policy since the Death Benefit and Net Surrender Value under a Policy are reduced by the amount of the loan. Repayment of the loan increases the Death Benefit and Net Surrender Value under the Policy by the amount of the repayment. Taking a Policy loan could have tax consequences. (See Policy Proceeds, Premiums and Loans.)

As long as a loan is outstanding, a portion of the Policy Account Value equal to the loan is held in the GPA. This amount is not affected by the Separate Account investment performance. The Account Value may be impacted since the portion of the Account Value equal to the Policy loan is credited with an interest rate declared by C.M. Life rather than a rate of return reflecting the investment performance of the Division(s) of the Separate Account from which the loan was taken.

Free Look Provision

The Owner may cancel the Policy within 10 days. (This period may be longer in some states.)

The Owner should mail or deliver the Policy and Policy delivery receipt either to C.M. Life's Administrative Office or to the agent who sold the Policy or to one of our agency offices. If the Policy is canceled in this fashion, a refund will be made to the Owner. The refund may be equal to the sum of: (i) any premium paid for this Policy plus (ii) interest credited to this Policy under the Guaranteed Principal Account, plus or minus (iii) an amount reflecting the investment experience of the investment divisions of the Separate Account under this Policy to the date the Policy is received by us, minus (iv) any amounts withdrawn and any Policy Debt. Or, the refund may be equal to the total of all premiums paid for the Policy, reduced by any amounts borrowed or withdrawn. Check Your contract to determine which refund is applicable under Your Policy.

The Guaranteed Principal Account

An Owner may allocate some or all of the Net Premiums and transfer some or all of the Account Value in the Divisions of the Separate Account, to the Guaranteed Principal Account ("GPA"). Because of exemptive and exclusionary provisions, interests in C.M. Life's General Account (which include interests in the Guaranteed Principal Account) are not registered under the Securities Act of 1933 and the General Account is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts, and C.M. Life has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in the Prospectus relating to the General Account. Disclosures regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Amounts allocated to the Guaranteed Principal Account become part of the General Account of C.M. Life, which consists of all assets owned by C.M. Life other than those in the Separate Account and other separate accounts of C.M. Life. Subject to applicable law, C.M. Life has sole discretion over the investment of the assets of its General Account.

C.M. Life guarantees those amounts allocated to the GPA in excess of any Policy Debt (which includes accrued interest) will accrue interest daily at an effective annual rate at least equal to 3%. For amounts in the GPA equal to any Policy Debt, the guaranteed minimum interest rate is an effective annual rate of 3% or, if greater, the Policy loan rate less the Loan Interest Rate Expense Charge. This charge will not be greater than 2% per year. Such interest will be paid regardless of the actual investment experience of the GPA. Although C.M. Life is not obligated to credit interest at a rate higher than the guaranteed minimum, it may declare a higher rate applicable for such periods as it deems appropriate.

When We Pay Proceeds

If the Policy has not terminated, payment of the Net Surrender Value is made within seven days, and payment of loan proceeds or the Death Benefit are made within seven days after We receive all required documents in a form satisfactory to us at our Administrative Office. But We can delay payment of the Net Surrender Value or any Withdrawal from the Separate Account or any loan proceeds attributable to the Separate Account during any period when: (i) it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings); or (ii) trading is restricted by the SEC; or (iii) the SEC declares an emergency exists; or (iv) the SEC, by order, permits us to delay payment in order to protect our Owners.

We may delay paying any Net Surrender Value, any Withdrawal, or any loan proceeds based on the GPA for up to six months from the date the request is received at our Administrative Office.

We can delay payment of the entire Death Benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. We may investigate death claims arising beyond the two-year contestable period. Upon receiving the information from a completed investigation, We generally make a determination within five days as to whether the claim should be authorized for payment. Payments are made promptly after authorization.

If payment of a Net Surrender or Withdrawal is delayed for 30 days or more, We add interest to the date of payment at the same rate it is paid under the interest payment option. Interest is paid on the Death Benefit from the date of death to the date of payment.

Federal Income Tax Considerations

Policy Proceeds, Premiums and Loans. C.M. Life believes the Policy meets the statutory definition of life insurance under Code Section 7702 and hence receives the same tax treatment as that accorded to fixed benefit life insurance. Thus, the Death Benefit under the Policy is generally excludible from the gross income of the Beneficiary under Section 101(a)(1) of the Code. As an exception to this general rule, where a Policy has been transferred for value, only the portion of the Death Benefit that is equal to the total consideration paid for the Policy may be excluded from gross income. The Owner is not deemed to be in constructive receipt of the cash values, including increments thereon, under the Policy until a full surrender or partial Withdrawal is made (unless the Policy is a "modified endowment contract," as discussed below).

Decreases in Face Amount and Withdrawals may be taxable depending on the circumstances. Code Section 7702(f)(7) provides that where a reduction of future benefits occurs during the first 15 years after a Policy is issued and where there is a cash distribution associated with that reduction, the Owner may be taxed on all or a part of the amount distributed. Where the provisions of Code
Section 7702(f) do not cause a taxable event, a Withdrawal is taxable only to the extent it exceeds the Owner's unrecovered premiums. After 15 years, such cash distributions are not subject to federal income tax, except to the extent they exceed the total amount of premiums paid but not previously recovered. C.M. Life suggests You consult with your tax adviser in advance of a proposed decrease in Face Amount or Withdrawal as to the portion, if any, which would be subject to federal income tax.

A change of the Owner or the Insured(s) or an exchange or assignment of the Policy may have tax consequences depending on the circumstances.

C.M. Life also believes that under current law any loan received under the Policy will be treated as Policy Debt of an Owner, and that no part of any loan under a Policy will constitute income to the Owner unless the Policy has become a "modified endowment contract." If the Policy is a modified endowment contract under Code Section 7702A, loans will be fully taxable to the extent of any income in the Policy and could be subject to an additional 10 percent tax. In general, income in the policy is defined as the excess of the Account Value (both loaned and unloaned) over previously unrecovered premiums paid. See the discussion on modified endowment contracts below. Under the "personal" interest limitation provisions of the Tax Reform Act of 1986, interest on Policy loans used for personal purposes, which otherwise meet the requirements of Code
Section 264, will no longer be tax-deductible. However, other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax adviser for further guidance.

If the Policy Owner is a business or corporation, the 1986 Act may impose additional restrictions. The Act limits the interest deduction available for loans against a business-owned Policy. It imposes an indirect tax on the gain in corporate-owned life insurance policies by way of the corporate alternative minimum tax for those corporations subject to the alternative minimum tax. The corporate alternative minimum tax also could apply to a portion of the amount by which Death Benefits received exceed the Policy's date-of-death Net Surrender Value.

Federal estate and gift and state and local estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary.

C.M. Life cannot make any guarantee regarding the future tax treatment of any Policy. For complete information on the impact of changes with respect to the Policy and federal and state tax considerations, a qualified tax adviser should be consulted.

The ultimate effect of federal income taxes on values under this Policy and on the economic benefit to the Owner or Beneficiary depends on C.M. Life's tax status and on the tax status of the individual concerned. The discussion contained herein is general in nature and is not an exhaustive discussion of all tax questions that might arise under the Policy, and is not intended as tax advice. Moreover, no representation is made as to the likelihood of continuation of current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service. C.M. Life reserves the right to make changes in the Policy to assure that it continues to qualify as life insurance for tax purposes. For complete information on federal and state tax law considerations, You should consult a qualified tax adviser. No attempt is made herein to consider any applicable state or other tax laws.

Charges for Federal Taxes. C.M. Life currently does not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to provide for the future federal income tax liability of the Separate Account.

Upon a full surrender of a Policy for its Net Surrender Value, the Owner may recognize ordinary income for federal income tax purposes. Ordinary income is computed to be the amount by which the Account Value, unreduced by any outstanding Policy Debt but less any Surrender Charges assessed, exceeds the premiums paid but not previously recovered and any other consideration paid for the Policy.

Modified Endowment Contracts. Contrary to the rules described above, loans, collateral assignments, and other amounts distributed under a "modified endowment contract" are taxable to the extent of any accumulated income in the Policy. In general, the amount that may be subject to taxation is the excess of the Account Value (both loaned and unloaned) over the previously unrecovered premiums paid. Death benefits paid under a modified endowment contract, however, are not taxed any differently than death benefits payable under other life insurance contracts.

A Policy is a modified endowment contract if it satisfies the definition of life insurance in the Internal Revenue Code but fails the additional "7-pay test." A Policy fails this test if the accumulated amount paid under the contract at any time during the first seven contract years exceeds the total premiums that would have been payable under a policy providing guaranteed benefits upon the payment of seven level annual premiums. Also, a Policy that would otherwise satisfy the 7-pay test will be taxed as a modified endowment contract if it is received in exchange for a modified endowment contract.

Certain changes will require a Policy to be retested to determine whether it has become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause the Policy to be re-tested as if it originally had been issued with the reduced death benefit. If the premiums actually paid into the Policy exceed the limits under the 7-pay test for a policy with the reduced death benefit, the Policy will become a modified endowment contract. This classification change is effective retroactively to the Policy Year in which the actual premiums paid exceed the new 7-pay limits.

In addition, a "material change" occurring at any time while the Policy is in force will require the Policy to be retested to determine whether it continues to meet the 7-pay test. A material change starts a new 7-pay test period. The term "material change" includes many increases in death benefits. A material change does not include an increase in death benefit attributable to the payment of premiums necessary to fund the lowest level of death benefit payable during the first seven contract years, or which is attributable to the crediting of interest with respect to such premiums.

Since the Policy provides for flexible premium payments, the Company has instituted procedures to monitor whether increases in death benefits or additional premium payments cause either the start of a new seven-year test period or the taxation of distributions and loans.

If any amount is taxable as a distribution of income under a modified endowment contract, it also will be subject to a 10% penalty tax. Limited exceptions from the additional penalty tax are available for individual Owners. The penalty tax will not apply to distributions: (i) made on or after the date the taxpayer attains age 59 1/2 or (ii) attributable to the taxpayer becoming disabled; or
(iii) made as part of a series of substantially equal periodic payments (made at least annually) made for the life or life expectancy of the taxpayer. For complete information about modified endowment contract status, a qualified tax adviser should be consulted.

Once a Policy fails the 7-pay test, loans and distributions occurring in the year of failure and thereafter become subject to the rules for modified endowment contracts. In addition, a recapture provision applies to loans and distributions received in anticipation of failing the 7-pay test. Any distribution or loan made within two years prior to failing the 7-pay test is considered to have been made in anticipation of the failure.

Under certain circumstances, a loan, collateral assignment, or other distribution under a modified endowment contract may be taxable even though it exceeds the amount of income accumulated in the Policy. For purposes of determining the amount of income received from a modified endowment contract, the law requires the aggregation of all modified endowment contracts issued to the same Owner by an insurer and its affiliates within the same calendar year. Therefore, loans, collateral assignments, and distributions from any one such Policy are taxable to the extent of the income accumulated in all the Policies required to be aggregated.

Qualified Plans. The Policy may be used in conjunction with certain tax-qualified employee benefit plans. Since the rules governing such use are complex, a purchaser should not use the Policy in conjunction with any such qualified plan until a competent tax adviser has been consulted. The Policy may not be used in conjunction with an Individual Retirement Account (IRA).

Diversification Standards. To comply with final regulations under Code Section 817(h) ("Final Regulations"), each Fund of the Trusts is required to diversify its investments. The Final Regulations generally require that on the last day of each quarter of a calendar year no more than 55% of the value of a Fund's assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies to treat a pro rata portion of each asset of a Fund as an asset of the Separate Account. All securities of the same issuer are treated as a single investment. However, each government agency or instrumentality is treated as a separate issuer.

With respect to variable life insurance contracts, the general diversification requirements are modified if any of the assets of the Separate Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in United States Treasury securities; and for purposes of determining whether assets other than United States Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Separate Account's investment in United States Treasury securities. Notwithstanding this modification of the general diversification requirements, the Funds of the Trusts will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with the general standards.

In connection with the issuance of the temporary regulations prior to the Final Regulations, the Treasury announced that such temporary regulations did not provide guidance concerning the extent to which Owners may direct their investments to particular Divisions of a separate account. Regulations in this regard were not issued in connection with the Final Regulations, however. It is not clear, at this time, what future regulations might provide. It is possible, if future regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, C.M. Life reserves the right to modify the Policy, as necessary, to prevent the Owner from being considered the owner of the assets of the Separate Account.

C. M. Life intends to comply with the Final Regulations to assure the Policy continues to qualify as life insurance for federal income tax purposes.

Your Voting Rights

As long as the Separate Account continues to operate as a unit investment trust under the Investment Company Act of 1940, the Owner is entitled to give C.M. Life instructions as to how shares of the Funds held in the Separate Account (or other securities held in lieu of such shares) deemed attributable to the Policy shall be voted at meetings of shareholders of the Funds of the Trusts. Those persons entitled to give voting instructions are determined as of the record date for the meeting.

The number of shares of the Funds held in the Separate Account deemed attributable to the Policy during the lifetimes of the Insureds is determined by dividing the Policy's Account Value held in each Division of the Separate Account, if any, by $100. Fractional votes are counted.

Owners receive proxy material and a form on which Owner instructions may be given. Shares of the Funds held by the Separate Account for which no effective Owner instructions have been received are voted for or against any proposition in the same proportion as the shares for which instructions have been received.

Reservation of Rights

We reserve the right to take certain actions in connection with our operations and the operations of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the Securities and Exchange Commission). If necessary, we will seek approval by Owners.

Specifically, we reserve the right to:

 .    Create new Divisions of the Separate Account;

 .    Create new Separate Accounts;

 .    Combine any two or more Separate Accounts;

 .    Make available additional Divisions of the Separate Account investing in additional investment companies;

 .    Invest the assets of the Separate Account in securities other than shares of the Funds as a substitute for such shares already purchased or as the securities to be purchased in the future;

 .    Operate the Separate Account as a management investment company under the
     Investment Company Act of 1940 or in any other form permitted by law;

 .    De-register the Separate Account under the Investment Company Act of 1940 in the event such registration is no longer required;

 .    Substitute one or more Funds for other funds with similar investment objectives; and

 .    Delete Funds.


C.M. Life also reserves the right to change the name of the Separate Account.

We have reserved all rights to the name C.M. Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we also may withdraw this right.

Additional Benefits You Can Get by Rider

At the Owner's request, the Policy can include additional benefits We approve based on our standards and limits for issuing insurance and classifying risks. An additional benefit is provided by rider and is subject to the terms of both the rider and the Policy. The cost of any rider is deducted as part of the Monthly Charges. Subject to state availability, the following riders are available.

Policy Split Option Rider. This rider allows the Owner, while both Insureds are living, to exchange the Policy for two new policies, one on the life of each Insured, without evidence of insurability. Each new policy may be a fixed premium permanent life policy or a flexible premium adjustable life policy. This right will be available for the six-month period beginning on:

 .    The date six months after the effective date of a final decree of divorce, issued by a court of competent jurisdiction, ending the Insureds' marriage to each other, if the decree first becomes effective at least one year after the Policy Issue Date, and remains in effect during the entire six-month period after it first becomes effective.

 .    The date Section 2056 of the Internal Revenue Code (I.R.C.) is nullified or amended to eliminate or reduce by at least 50% the Insureds' federal estate tax marital deduction; or the date the maximum federal estate tax rate given in I.R.C. Section 2001 is reduced to half the rate in effect on the Policy Issue Date of this Policy.

 .    If this Policy is owned by a corporation or partnership, the effective date the corporation or partnership dissolves.

The new policies must meet the policy requirements in effect at the time of the exchange. The face amount of each new policy will be one-half the face Amount of this Policy at the time of the split. The policy date of each new policy will be the date of exchange. The issue age of each Insured will be the age of each Insured on the birthday nearest the policy date. This rider may be attached to the Policy at the time of issue as long as the younger Insured is younger than age 80, and the insurance risk class of neither Insured is uninsurable.

There is no charge for this rider.

Estate Protection Rider. This rider may be attached to the Policy at the time of issue. It provides an additional Death Benefit during the first four Policy Years if both Insureds die during this period. The Owner selects the Face Amount of the rider subject to a minimum of $25,000 and a maximum of 125% of the Policy's Initial Face Amount.

A monthly charge equal to the policy Insurance Charge multiplied by the Face Amount of the rider divided by $1,000 will be deducted from the Account Value while the rider is in force.

Payment Options

The Policy proceeds (the Death Benefit or the Net Surrender Value) can be paid in cash, or if elected, all or part of these proceeds can be placed under one or more of the following payment options. The minimum amount that can be applied under a payment option is $2,000. If the periodic payment under any option is less than $20, we reserve the right to make payments at less-frequent intervals. None of these benefits depends on the performance of the Separate Account or the GPA. For additional information concerning these options, see the Policy. The following payment options are currently available.

------------------------------------------------------------------------------------------------------------------------------------

Installments for a Specified Period         Equal monthly payments will be made for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates We are using when the first payment is due.
------------------------------------------------------------------------------------------------------------------------------------

Life Income                                 Equal monthly payments will be based on the life of a named person. Payments will continue for the lifetime of that person. Income with or without a minimum payment period may be elected.
------------------------------------------------------------------------------------------------------------------------------------

Interest                                    We will hold any amount applied under this option. Interest on the amount will be paid at an effective annual rate determined by us. This rate will not be less than 3%.
------------------------------------------------------------------------------------------------------------------------------------

Installments of Specified Amount            Each payment will be made for an agreed fixed amount. The total amount paid during the first year must be at least 6% of the total amount applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.
------------------------------------------------------------------------------------------------------------------------------------

Life Income with Payments Guaranteed        Equal monthly payments will be based on the life of a named person. Payments will be
for Amount Applied                          made until the total amount paid equals the amount applied, and as long thereafter as the named person lives.
------------------------------------------------------------------------------------------------------------------------------------

Joint Lifetime Income with Reduced          Monthly payments will be based on the lives of two named persons. Payments at the
Payments to Survivor                        initial level will continue while both are living, or for 10 years if longer. When one dies (but not before the 10 years has elapsed), payments are reduced by one-third and will continue at that level for the lifetime of the other. After the 10 years has elapsed, payments stop when both named persons have died.
------------------------------------------------------------------------------------------------------------------------------------


Withdrawal Rights Under Payment Options. If provided in the payment option election, all or part of the unpaid balance under the Fixed Amount or Interest Payment Option may be withdrawn or applied under any other option. No part of the payments under the Fixed Time Payment Option or payments that are based on a named person's life may be withdrawn.

Beneficiary

A Beneficiary is any person named on our records to receive insurance proceeds at the second death. The Beneficiary is named in the application for the Policy. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

Any Beneficiary may be named an Irrevocable Beneficiary. An Irrevocable Beneficiary is one whose consent is needed to change that Beneficiary. The consent of any Irrevocable Beneficiary is needed to exercise any Policy right except the rights to change the frequency of Planned Premiums and Reinstate the Policy after termination.

The Owner may change the Beneficiary during either Insured's lifetime by writing to our Administrative Office. Generally, the change will take effect as of the date of the request. If no Beneficiary is living at the second death, unless provided otherwise, the Death Benefit is paid to the Owner or, if deceased, to the Owner's estate.

Assignment

The Policy may be assigned as collateral for a loan or other obligation. For any assignment to be binding on C.M. Life, however, We must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment.

Limits on Our Right to Challenge the Policy

Except for any policy change or reinstatement requiring evidence of insurability, we cannot contest the validity of the policy:

 .    with respect to any material misrepresentation in the application regarding the insurability of Insured No. 1, once the policy has been in force during the lifetime of Insured No. 1 for two years after the its Issue Date; or

 .    with respect to any material misrepresentation in the application regarding the insurability of Insured No. 2, once the policy has been in force during the lifetime of Insured No. 2 for two years after the Issue Date.

For any policy change or reinstatement requiring evidence of insurability, We cannot contest the validity of the change or reinstatement with respect to each Insured after the change has been in effect for two years during the lifetime of that Insured.

Error of Age or Sex

If either Insured's age or sex is misstated in the Policy application, the Death Benefit payable under the Policy will be adjusted based on what the Policy would provide according to the most recent Monthly Charge for the correct date of birth and correct sex.

Suicide

Suicide within two years of the Policy Date is not covered by the Policy. If either Insured dies by suicide, while sane or insane, within two years from the Issue Date or Reinstatement Date, the Policy will terminate. We will refund the amount of all premiums paid, less any Withdrawals and Policy Debt. If either Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in the Face Amount, the increase will terminate and We will refund the Monthly Charges for that increase. However, if a refund was payable as the result of suicide during the first two years following the Issue Date or the Reinstatement Date of the Policy, there is no additional refund for any Face Amount increase.

Sales And Other Agreements

MML Distributors, LLC ("MML Distributors"), 1414 Main Street, Springfield, MA 01144-1013, is the principal underwriter of the Policy pursuant to an Underwriting and Servicing Agreement to which MML Distributors, C.M. Life and the Separate Account are parties. MML Investors Services, Inc. ("MMLISI"), also located at 1414 Main Street, Springfield, MA 01144-1013, serves as the co-underwriter of the Policy. Both MML Distributors and MMLISI are registered with the Securities and Exchange Commission (the "SEC") as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. (the "NASD").

MML Distributors may enter into selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD ("selling brokers"). C.M. Life sells the Policy through agents who are licensed by state insurance officials to sell the Policy. These agents also are registered representatives of selling brokers or of MMLISI. The Policy is offered in all states where C.M. Life is authorized to sell variable life insurance.

The Company also may contract with independent third party broker-dealers who may act as wholesalers by assisting the Company in finding Broker-dealers to offer and sell the Policies. These parties also may provide training, marketing and other sales related functions for the Company and other broker-dealers and may provide certain administrative services to the Company in connection with the Policies. The Company may pay such parties compensation based on premium payments for the Policies purchased through broker-dealers selected by the wholesaler. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

When an application for the Policy is completed, it is submitted to C.M. Life. Under a service agreement between C.M. Life and MassMutual (described below under Service Agreement), MassMutual performs suitability and insurance underwriting and determines whether to accept or reject the application for the Policy and the Insureds' risk classifications. If the application is not accepted, C.M. Life will refund any premium paid.

Pursuant to the Underwriting and Servicing Agreement, both MML Distributors and MMLISI will receive compensation for their activities as underwriters of the Policy.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Compensation

Writing agents will receive commissions based on a commission schedule and rules. Some commissions are paid as a percentage of the premium paid in each Policy Year. These commissions distinguish between premiums up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the issue ages, sexes, and risk classifications of the Insureds. Commissions also are paid as a percentage of the average monthly Account Value in each Policy Year. The maximum commission percentages are as follow.

                            Premium-based Commissions
--------------------------------------------------------------------------

Coverage Year 1            50% of  premium  paid  up to the
                           Target Premium

                           3%  of  premium  paid  over  the
                           Target Premium

Coverage Years 2-5         5% of  premium  paid  up to  the
                           Target Premium

                           3%  of  premium  paid  over  the
                           Target Premium

Coverage Years 6-10        3% of all premium paid

Coverage Years 11 and      1% of all premium paid
beyond
--------------------------------------------------------------------------

                             Asset-based Commissions
--------------------------------------------------------------------------

Policy Years 2 and         0.15% of the average monthly
beyond                     Account Value in each Policy Year
--------------------------------------------------------------------------

Agents under financing agreements with a general agent of MassMutual may be compensated differently. Agents who meet certain productivity and persistency standards in selling C.M. Life and MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives of MMLISI also may receive commission overrides, allowances and other compensation.

While the compensation payable to broker-dealers for sales of Policies may vary with the sales agreement and level of production, they generally are expected to be comparable to the aggregate compensation paid to Company agents and general agents.

Service Agreement

In addition to acting as an investment manager for the funds underlying the Divisions of the Separate Account, MassMutual performs certain investment and administrative duties for C.M. Life. MassMutual does this according to a written agreement. The agreement is renewed automatically each year, unless either party terminates it. Under this agreement, C.M. Life pays MassMutual for salary costs and other services and an amount for indirect costs incurred through C.M. Life's use of MassMutual's personnel and facilities.

Bonding Arrangement

An insurance company blanket bond is maintained providing $50,000,000 coverage for officers and employees of MassMutual and C.M. Life (subject to a $350,000 deductible) and $50,000,000 for MassMutual's general agents and agents (also subject to a $350,000 deductible).

Legal Proceedings

We are not currently involved in any legal proceedings that would have a material impact on the Policy.

Experts

The audited statements of statutory financial position of C.M. Life Insurance Company as of December 31, 1997 and 1996 and the related statutory statements of income, changes in capital stock and surplus and cash flows for the years then ended December 31, 1997 included in this Prospectus have been so included in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

The statutory statements of income, changes in capital stock and surplus and cash flows for the year ended December 31, 1995 included in this prospectus have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

Actuarial matters in the Prospectus have been examined by Craig Waddington, FSA, MAAA. An opinion on actuarial matters is filed as an exhibit to the registration statements We filed with the SEC.

III.  ADDITIONAL INFORMATION

C.M. Life and MassMutual

C.M. Life is a stock life insurance company located at 140 Garden Street, Hartford, CT 06154. It was chartered by a Special Act of the Connecticut General Assembly on April 25, 1980. C.M. Life is engaged principally in the sale of life insurance policies and annuity contracts, and is licensed to sell such products in all states except New York. C.M. Life is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"). C.M. Life is licensed to transact variable life insurance business in all jurisdictions in the United States, including Puerto Rico, other than New York and California.

MassMutual is a mutual life insurance company chartered in 1851 under the laws of Massachusetts. Its Home Office is located in Springfield, Massachusetts. MassMutual is licensed to transact life, accident, and health business in all fifty states of the United States, the District of Columbia, Puerto Rico, and certain provinces of Canada. As of December 31, 1997, MassMutual had total assets under management of $152.5 billion and unconsolidated MassMutual assets in excess of $57.5 billion.

C.M. Life's Tax Status. C.M. Life is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the "Code"). The Segment and the Separate Account are not separate entities from C.M. Life and its operations form a part of C.M. Life.

Investment income and realized capital gains on the assets of the Segment are reinvested and taken into account in determining Account Value. The investment income and realized capital gains are applied automatically to increase book reserves associated with the Policy. Under existing federal income tax law, the Segment's investment income, including net capital gains, is not taxed to C.M. Life to the extent it is applied to increase reserves associated with the Policy. The reserve items taken into account at the close of the taxable year for purposes of determining net increases and net decreases must be adjusted for tax purposes by subtracting any amount attributable to appreciation in the value of assets and by adding any amount attributable to depreciation. C.M. Life's basis in the Policy's share of the assets underlying the Segment will be adjusted for appreciation or depreciation, to the extent the reserves are adjusted. Thus, corporate-level capital gains and losses, and the tax effect thereof, are eliminated.

Due to C.M. Life's current tax status, no charge is made to the Segment for C.M. Life's federal income taxes that may be attributable to the Segment. Periodically, C.M. Life reviews the question of a charge to the Segment for C.M. Life's federal income taxes. A charge may be made for any federal income taxes incurred by C.M. Life and attributable to the Segment. Depending on the method of calculating interest on Policy values allocated to the Guaranteed Principal Account (see preceding section), a charge may be imposed for the Policy's share of C.M. Life's federal income taxes attributable to that account.

Under current laws, C.M. Life may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, C.M. Life reserves the right to charge the Separate Account for taxes, if any, attributable to the Separate Account.

Records and Reports

All records and accounts relating to the Separate Account and the GPA are maintained by MassMutual or C.M. Life. Each year within the 30 days following the Policy Anniversary, C.M. Life will mail You a report showing the Account Value at the beginning of the previous Policy Year, all premiums paid since that time, all additions to and deductions from the Account Value during the year, and the Account Value, Death Benefit, Net Surrender Value and Policy Debt as of the last Policy Anniversary. This report contains any additional information required by any applicable law or regulation.

The Separate Account

The Separate Account was established on February 2, 1995, as a separate investment account of C.M. Life by C.M. Life's Board of Directors in accordance with the laws of the State of Connecticut. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, and meets the definition of a "separate account" in that statute. Registration does not involve supervision of the management or investment practices of either the Separate Account or of C.M. Life. A separate segment for the Policies (the "Segment") was established on November 12, 1997 and has since been divided into 13 Divisions. Each Division invests in a corresponding series of shares of a designated Fund of MML Trust, Oppenheimer Trust, Variable Insurance Products Fund II (managed by Fidelity Management & Research Company), T. Rowe Price Equity Series, Inc., or American Century Variable Portfolios, Inc. C.M. Life may establish additional divisions within the Separate Account in the future, which may invest in other investment funds, including those of MML Trust, Oppenheimer Trust, (Fidelity) Variable Insurance Products Fund II, T. Rowe Price Equity Series, Inc., or American Century Variable Portfolios, Inc., or in any other investment fund C.M. Life deems to be appropriate.

C.M. Life owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the Policies funded by the Separate Account. The income, gains, or losses, realized or unrealized, of the Separate Account are credited to or charged against the assets held in the Separate Account without regard to the other income, gains, or losses of C.M. Life. Assets in the Separate Account attributable to the reserves and other liabilities under the Policies are not chargeable with liabilities arising from any other business conducted by C.M. Life. C.M. Life may transfer to its General Account; however, any assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Policy are general corporate obligations of C.M. Life. C.M. Life may accumulate in the Separate Account proceeds from various Policy charges and investment results applicable to those assets.

Some of the Funds offered are substantially identical to or are "clones" of mutual funds offered in the retail marketplace. These "clone funds have the same investment objectives, policies, and portfolio managers as the retail funds and usually were formed after the retail funds. For example, the Variable Product insurance Funds' Contrafund is a clone of Fidelity's Contrafund; American Century Variable Portfolios' Income and Growth Portfolio is a clone of the American Century Income & Growth Fund and the T. Rowe Price Equity Series' Mid-Cap Growth Portfolio is a clone of the T. Rowe Price Mid-Cap Growth Fund. While the clone funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail funds. In fact, the performance of the clone funds may be dramatically different from the performance of the retail funds due to differences in the funds' sizes, dates shares of stock are purchased and sold, cash flows and expenses. Thus, while the performance of the retail funds may be informative, you should remember that such performance is not the performance of the funds that support the Policy and is not an indication of future performance of such funds.

MML Trust and Oppenheimer Trust

The MML Trust is a no-load, open-end, management investment company registered under the Investment Company Act of 1940. The Oppenheimer Trust is an open-end, diversified, management investment company registered under the Investment Company Act of 1940.

Both the MML Trust and the Oppenheimer Trust provide an investment vehicle for the separate investment accounts of variable life and variable annuity contracts offered by companies such as MassMutual. Shares of the MML Trust and the Oppenheimer Trust are not offered to the general public.

The assets of certain variable annuity separate accounts for which MassMutual or an affiliate is the depositor are invested in shares of the MML Trust's and Oppenheimer Trust's Funds. Because these separate accounts are invested in the same underlying Funds, it is possible material irreconcilable conflicts could arise between Policy Owners and owners of the variable annuity contracts. Possible conflicts could arise if: (i) state insurance regulators should disapprove or require changes in investment policies, investment advisers or principal underwriters or if C.M. Life should be permitted to act contrary to actions approved by holders of the Policies under rules of the Securities and Exchange Commission; (ii) adverse tax treatment of the Policies or the variable annuity contracts would result from utilizing the same underlying funds; (iii) different investment strategies would be more suitable for the variable annuity contracts than for the Policies; or (iv) state insurance laws or regulations or other applicable laws would prohibit the funding of both the Separate Account and other investment accounts by the same Funds. The Board of Trustees of each Trust will follow monitoring procedures that have been developed to determine whether material conflicts have arisen. If it is determined a conflict exists, the Trustees will notify MassMutual, C.M. Life and OppenheimerFunds and appropriate action will be taken to eliminate such irreconcilable conflicts.

C.M. Life purchases the shares of each Fund for the corresponding Division at net asset value. All dividends and capital gain distributions received from a Fund are automatically reinvested in that Fund at net asset value, unless C.M. Life, on behalf of the Separate Account, elects otherwise. Shares of the MML Trust and the Oppenheimer Trust will be redeemed by C.M. Life at their net asset values to the extent necessary to make payments under the Policies.

Variable Insurance Products Fund II

Variable Insurance Products Fund II ("Fidelity VIP II"), managed by Fidelity Management & Research Company ("FMR"), is an open-end diversified management investment company organized as a Massachusetts business trust on March 21, 1988 and is registered with the SEC under the 1940 Act. One of its investment portfolios, the VIP II Contrafund Portfolio, is available under this Policy.

T. Rowe Price Equity Series, Inc.

The T. Rowe Price Equity Series, Inc. (the "Corporation") was incorporated in Maryland in 1994, and is a diversified, open-end investment company, or mutual fund. Currently, the corporation consists of four series, each representing a separate class of shares having different objectives and investment policies. One of the series, the Mid-Cap Growth Portfolio, is available under this Policy.

American Century Variable Portfolios, Inc.

American Century Variable Portfolios, Inc. is part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. American Century Variable Portfolios offers its shares only to insurance companies to fund the benefits of variable annuity or variable life insurance contracts. One of the funds, VP Income and Growth, is offered under this Policy.

Following is a chart illustrating the risk profiles of the investment options available under this Policy, and a summary of the investment objectives of each fund. Please note there can be no assurance any fund will achieve its objectives. More detailed information concerning these investment objectives is contained in the accompanying prospectuses, including information on the risks associated with the investments, the investment techniques of each of the funds, and the deduction of expenses applicable to each of the funds.

                           INVESTMENT PREFERENCE CHART
--------------------------------------------------------------------------------
                                              Oppenheimer Global Securities Fund
                                            VIP II Contrafund Portfolio
                                          Oppenheimer Aggressive Growth Fund
                                        MML Small Cap Value Equity Fund
                                      T. Rowe Price Mid-Cap Growth Portfolio
                                     Oppenheimer Growth Fund
                                    MML Equity Index Fund
                                  American Century VP Income & Growth
                                MML Equity Fund
                          MML Blend Fund
                     Oppenheimer Strategic Bond Fund
              MML Managed Bond Fund
     MML Money Market Fund
Guaranteed Principal Account
--------------------------------------------------------------------------------
Conservative   Less Conservative   Moderate     Aggressive     More Aggressive

Conservative: Investment goal is preservation of principal, while incurring little or no risk.

Less Conservative: Investment goal is primarily preservation of principal, with some desire for growth.

Moderate: Investment goal is growth, while seeking some preservation of principal.

Aggressive: Investment goal is growth, with more tolerance for risk.

More Aggressive: Investment goal is significant growth over the long-term, with short-term fluctuations in value expected.

MML Money Market Fund

MML Money Market Fund seeks to achieve high current income, while preserving capital, and liquidity. This Fund invests in short-term debt instruments, including but not limited to commercial paper, certificates of deposit, bankers' acceptances, and obligations of the United States government, its agencies and instrumentalities. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government and its net asset value is not guaranteed to remain stable at $1.00 per share.

MML Managed Bond Fund

MML Managed Bond Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. This Fund invests primarily in investment grade, publicly-traded, readily marketable, fixed income securities of such maturities as MassMutual deems appropriate from time to time in light of market conditions and prospects.

Oppenheimer Strategic Bond Fund

Oppenheimer Strategic Bond Fund seeks a high level of current income principally derived from interest on debt securities; and seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in: (i) foreign government and corporate debt securities; (ii) U.S. Government securities; and (iii) lower-rated, high-yield domestic debt securities, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. Current income is not an objective.

MML Blend Fund

MML Blend Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital. This Fund invests in a portfolio of common stocks and other equity-type securities, bonds and other debt securities with maturities generally exceeding one year, and money market instruments and other debt securities with maturities generally not exceeding one year.

Sub-advisor to the equity sector of the Fund is David L. Babson & Company, Inc.

MML Equity Fund

MML Equity Fund seeks to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. A secondary objective is the preservation of capital when business and economic conditions indicate investing for defensive purposes is appropriate. The assets of this Fund are expected to be invested primarily in equity-type securities.

Sub-advisor to the Fund is David L. Babson & Company, Inc.

American Century VP Income & Growth

American Century VP Income & Growth seeks long-term growth of capital as well as current income. The Fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong dividend growth potential.

MML Equity Index Fund

MML Equity Index Fund seeks to provide investment results that correspond to the price and yield performance of the publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. ("Standard & Poor's 500" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or the McGraw-Hill Companies, Inc.)

Oppenheimer Growth Fund

Oppenheimer Growth Fund seeks to achieve capital appreciation by investing in securities of well-known established companies.

T. Rowe Price Mid-Cap Growth Portfolio

The Mid-Cap Growth Portfolio seeks to provide long-term capital appreciation by investing primarily in common stocks of medium-sized (mid-cap) growth companies. The Fund focuses on companies with higher earnings growth potential that are no longer considered new or emerging, but may still be in the dynamic phase of their life cycles.

MML Small Cap Value Equity Fund

This Fund seeks to earn a high rate of return over an extended period. The Fund invests primarily in stocks of smaller capitalization companies with some unique product, market position, or operating characteristic which, in the portfolio manager's opinion distinguishes them and will result in above-average returns.

Oppenheimer Aggressive Growth Fund

Oppenheimer Aggressive Growth Fund seeks to achieve capital appreciation by investing in "growth-type" companies. Prior to May 1, 1998, this Fund was named Oppenheimer Capital Appreciation Fund.

VIP II Contrafund Portfolio

This Fund seeks capital appreciation by investing in the securities of companies whose value FMR believes is not fully recognized by the public. This Fund may be appropriate for policyowners who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The Fund is designed for those who are looking for an investment approach that follows a contrarian philosophy.

Oppenheimer Global Securities Fund

Oppenheimer Global Securities Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations, which are considered to have appreciation possibilities, but which may be considered to be speculative.

The Investment Advisers

MassMutual serves as investment manager of each of the MML Funds pursuant to investment management agreements. Concert Capital Management, Inc. ("Concert") served as the investment sub-adviser to MML Equity Fund and the Equity Sector of the MML Blend Fund from 1993-1996. Concert merged with and into David L. Babson & Company, Inc. ("Babson") effective December 31, 1996. Both Concert and Babson are wholly-owned subsidiaries of Babson Acquisition Corporation, which is a controlled subsidiary of MassMutual. Effective January 1, 1997, Babson became the investment sub-adviser to MML Equity Fund and the Equity Sector of the MML Blend Fund. Babson also is the sub-adviser to the MML Small Cap Value Equity Fund. Both MassMutual and Babson are registered investment advisers under the Investment Advisers Act of 1940.

MassMutual entered into a sub-advisory agreement with Mellon Equity whereby Mellon Equity manages the investment and reinvestment of the assets of the MML Equity Index Fund.

OppenheimerFunds, Inc. ("OFI") is an investment adviser organized under the laws of Colorado as a corporation; it was originally organized in 1959. It (including a subsidiary) has assets aggregating over $62 billion as of December 31, 1996, and over three million shareholder accounts. OFI is owned by Oppenheimer Acquisition Corporation, a holding company owned in part by senior management of OFI and ultimately controlled by MassMutual. OFI serves as investment adviser to the Oppenheimer Trust. OFI is registered as an investment adviser under the Investment Advisers Act of 1940. OFI serves as Investment Adviser to the Oppenheimer Funds.

Citibank N.A., with its home office located at 111 Wall Street, New York, NY, 10005, acts as custodian for the MML Trust. Bank of New York, with its home office at One Wall Street, New York, NY 10015, acts as custodian for the Oppenheimer Trust.

MassMutual is also the investment adviser to MassMutual Corporate Investors and MassMutual Participation Investors, closed-end investment companies, certain wholly-owned subsidiaries of MassMutual, and various employee benefit plans. MassMutual is the investment sub-adviser to Oppenheimer Investment Grade Bond Fund and Oppenheimer Value Stock Fund, open-end management investment companies.

Fidelity Management & Research Company ("FMR") is the investment adviser to the VIP II Contrafund Portfolio. FMR is the management arm of Fidelity Investments(R), which was established in 1946. Fidelity Investments(R) has its principal business address at 82 Devonshire Street, Boston, Massachusetts. FMR handles the VIP II Contrafund business affairs and, with the assistance of affiliates, chooses the Fund's investments. Fidelity Management & Research (U.K.) Inc, in London, England, and Fidelity Management & Research (Far East) Inc, serve as sub-advisers for the VIP II Contrafund Portfolio.

T. Rowe Price Associates, Inc. ("T. Rowe Price") is the investment adviser to the T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price was founded in 1937. The T. Rowe Price Equity Series, Inc. (the "Corporation") was incorporated in Maryland in 1994, and is a diversified, open-end investment company. The Corporation is governed by a Board of Directors that meets regularly to review the Fund's investments, performance, expenses, and other business affairs. The policy of the Corporation is that a majority of Board members will be independent of T. Rowe Price.

American Century Investment Management, Inc. is the investment adviser to the American Century VP Income & Growth Fund. Under the laws of the state of Maryland, the Board of Directors is responsible for managing the business and affairs of the Fund. Acting pursuant to an investment management agreement entered into with the Fund, American Century Investment Management, Inc. serves as the manager of the Fund. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri. The manager has been providing investment advisory services to investment companies and institutional investors since it was founded in 1958.

APPENDIX A

Definition of Terms

Account Value: The sum of the Variable Account Value and the Fixed Account Value of the Policy.

Administrative Office: C.M. Life's Administrative Office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Attained Age: The Issue Age of an Insured plus the number of completed Policy Years.

Beneficiary(ies): The person or persons specified by the Owner to receive some or all of the Death Benefit at the second death.

Death Benefit: The amount paid following receipt of due proof of the death of both Insureds. The amount is equal to the benefit provided by the Death Benefit Option in effect on the date of the second death less any Policy Debt outstanding and any unpaid premium.

Death Benefit Option: The Policy offers three Death Benefit Options for determination of the amount of the Death Benefit. The Death Benefit Option is elected at time of application and, subject to certain requirements, may be changed at a later date.

Expense Premium: The level of premium payment used to determine the Premium Expense Charges. The Expense Premium is based on the Issue Ages, sexes, and risk classifications of the Insureds in effect at the time of any Premium payment.

Fixed Account Value: The current Account Value that is allocated to the Guaranteed Principal Account.

Free Look Period: The Period during which an Owner may return the Policy for cancellation and refund.

Guaranteed Principal Account ("GPA"): Part of our General Account, the GPA is a fixed account to and from which the Owner may make allocations and transfers.

Initial Face Amount: The amount of insurance coverage issued under the Policy. Subject to certain limitations, the Owner may change the Face Amount after issue.

Initial Net Premium: The premium received before or at delivery of the Policy, reduced by the Premium Expense Charge.

Insureds:  The two persons whose lives this Policy insures.

Issue Age: The age of an Insured at his or her birthday nearest the Policy Date.

Issue Date: The date on which the suicide and contestability periods begin.

Minimum Death Benefit: The Death Benefit determined in accordance with the applicable Death Benefit Compliance Test. The applicable Test is either the Cash Value Test or the Guideline Premium Test, as chosen at the time of application.

Monthly Charge Date: The monthly date on which the Monthly Charges for the Policy are deducted from the Account Value. The first Monthly Charge Date is the Policy Date, and subsequent Monthly Charge Dates are on the same day of each succeeding calendar month.

Monthly Charges: The charges assessed against the Policy Account Value on each Monthly Charge Date.

Net Premium: The premium payment less the Premium Expense Charge we deduct.

Net Surrender Value: The amount payable to an Owner upon surrender of the Policy. It is equal to the Account Value less any surrender charges that apply and less any Policy Debt.

Owner: The person or entity that owns the Policy.

Policy: The survivorship flexible premium adjustable variable life insurance policy offered by C.M. Life and described in this Prospectus.

Policy Anniversary Date: An anniversary of the Policy Date.

Policy Date: The date shown on the Policy that is the starting point for determining Policy Anniversary Dates, Policy Years, and Monthly Charge Dates.

Policy Debt: All outstanding Policy loans plus accrued loan interest.

Policy Value: The Account Value less any outstanding Policy Debt during the first three Policy Years. It is equal to the Net Surrender Value in years four and later.

Policy Year: A twelve-month period commencing with the Policy Date or a Policy Anniversary Date.

Safety Test: On any day during the Guarantee Periods as shown on the Policy Specifications page of Your Policy, the Safety Test is met if the result of premiums paid less amounts withdrawn, accumulated with interest to that day, equals or exceeds the Guarantee Period premium requirement as shown on the Policy Specification page of Your Policy accumulated with interest to that date.

Second Death: The death of the surviving Insured.

Separate Account: The Policies' designated segment of the "C. M. Life Variable Life Separate Account I" established by C. M. Life under the laws of Connecticut and registered as a unit investment trust with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940, as amended ("1940 Act"). The Separate Account is used to receive and invest Net Premiums for this Policy.

Subsequent Net Premium: Any premium received after the Policy is delivered, reduced by the Premium Expense Charge.

Target Premium: The level of premium payments used to determine commission payments and surrender charges. The Target Premium is based on the Issue Ages, sexes, and risk classifications of the Insureds.

Valuation Date: A date on which the net asset value of the shares of each Division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.

Valuation Period: The period, consisting of one or more days, from one Valuation Date to the next succeeding Valuation Date.

Valuation Time: The time of the close of the New York Stock Exchange (currently 4:00 p.m. eastern time) on a Valuation Date. All actions which are to be performed on a Valuation Date will be performed as of the Valuation Time.

Variable Account Value: The total of the values of the Accumulation Units credited to the Policy in each Division of the Separate Account multiplied by the Owner's number of units in that Division.

We: Refers to C.M. Life.

Year of Coverage: For the Initial Face Amount, each Policy Year is a Year of Coverage. For any increase in the Face Amount, each Year of Coverage is measured from the effective date of the increase.

You: Refers to the Owner.

APPENDIX B


Examples of Death Benefit Option Changes

Example I - Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the Face Amount is increased by the amount of the Account Value on the effective date of the change. For example, if the Policy has a Face Amount of $500,000 and an Account Value of $25,000, the Death Benefit under Option 2 is equal to the Face Amount plus the Account Value, or $525,000. If the Owner changes from Option 2 to Option 1, the Death Benefit under Option 1 is equal to the Policy Face Amount. Since the Death Benefit under a Policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1.



Example II - Change from Option 3 to Option 1

For a change from Option 3 to Option 1, the Face Amount is increased by the amount of the premiums paid to the effective date of the change. For example, if a Policy has a Face Amount of $500,000, and premium payments of $12,000 have been made to-date, the Policy Death Benefit under Option 3 is equal to the Face Amount plus the premiums paid, or $512,000. If the Owner changes from Option 3 to Option 1, the Death Benefit under Option 1 is equal to the Policy Face Amount. Since the Death Benefit under a Policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 3 to $512,000 under Option 1.


Example III- Change from Option 1 to Option 2

For a change from Option 1 to Option 2, the Face Amount will be decreased by the amount of the Account Value on the effective date of the change. For example, if the Policy has a Face Amount of $700,000 and an Account Value of $25,000, under Option 1 the Death Benefit is equal to the Face Amount, or $700,000. If the Owner changes from Option 1 to Option 2, the Death Benefit under Option 2 is equal to the Face Amount plus the Account Value. Since the Death Benefit does not change as the result of a Death Benefit Option change, the Face Amount will be decreased by $25,000 to $675,000, and the Death Benefit under Option 2 after the change will remain $700,000.


Example IV - Change from Option 1 to Option 3

For a change from Option 1 to Option 3, the Face Amount will be decreased by the amount of the premiums paid to the effective date of the change. For example, if the Policy has a Face Amount of $700,000 and premiums paid to-date are $30,000, the Death Benefit under Option 1 is equal to the Face Amount, or $700,000. If the Owner changes from Option 1 to Option 3, the Death Benefit under Option 3 is equal to the Face Amount plus the premiums paid to-date. Since the Death Benefit under a Policy does not change as the result of a Death Benefit Option change, the Face Amount will be decreased from $700,000 under Option 1 to $670,000 under Option 3.


Example V - Change from Option 2 to Option 3, or from Option 3 to Option 2

For a change from Option 2 to Option 3 or from Option 3 to Option 2, the Face Amount is changed (increased or decreased) by the difference between the Account Value and the premiums paid less any premium refunds. For example, if the Policy has a Face Amount of $1,000,000, and an Account Value of $70,000, and premiums paid of $25,000, the Death Benefit under Option 2 is equal to the Account Value plus the Face Amount, or $1,070,000. If the Owner changes from Option 2 to Option 3, the Death Benefit under Option 3 is equal to the Face Amount plus the premiums paid less any premium refunds. Since the Death Benefit under a Policy does not immediately change as the result of a Death Benefit Option change, the Face Amount will be increased by the difference between the Account Value and the premiums paid, or $45,000, to $1,045,000 under Option 3, maintaining a Death Benefit of $1,070,000.

A similar type of change would be made for a change from Option 3 to Option 2.

APPENDIX C


Rates of Return

From time to time, the Company may report different types of historical performance for the Divisions of the Separate Account available under the Policy. The Company may report the average annual total returns of the funds over various time periods. Such returns will reflect an annual reduction for investment management fees and fund expenses, but not deductions at the Separate Account or policy level for Mortality and Expense Risk Charges and Policy expenses, which, if included, would reduce performance.

On request of an applicant, the Company will accompany the returns of the funds with at least one of the following: (i) returns, for the same periods as shown for the funds, which include deductions under the Separate Account for the Mortality and Expense Risk Charge in addition to deductions of investment management fees and Fund expenses, but does not include other charges under the Policy; or (ii) an illustration of Account Values and Net Surrender Values as of the performance reporting date for hypothetical Insureds of given ages, sexes, risk classifications, premium levels and Initial Face Amounts. The illustration will be based either on actual historic fund performance or on a hypothetical investment return between 0% and 12% as requested by the applicant. The Net Surrender Value figures will assume all fund charges, the Mortality and Expense Risk Charge, and all other Policy charges are deducted. The Account Value figures will assume all charges except the Surrender Charge are deducted.

We also may distribute sales literature comparing the percentage change in the net asset values of the funds or in the Accumulation Unit Values for any of the Divisions of the Separate Account to established market indices, such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the Divisions of the Separate Account being compared.

Tables 1 and 2 show the Effective Annual Rates of Return and One Year Total Returns, respectively, of the funds based on the actual investment performance (after deduction of investment management fees and direct operating expenses) underlying each Division of the Separate Account. Table 1 shows figures for periods ended December 31, 1997, while Table 2 shows December 31 one year total returns for each year shown. These rates do not reflect the Mortality and Expense Risk Charges assessed against the Separate Account. Tables 1 and 2 do not reflect deductions from premiums or Monthly Charges assessed against the Account Value of the Policies, nor do they reflect the Policy's Surrender Charges. (For a discussion of these charges, please see Charges and Deductions.) Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the Policy (see, however, Illustration of Death Benefits, Net Surrender Values, and Accumulated Premiums, Appendix D). The rates of return shown are not necessarily indicative of future performance. These rates of return may be considered, however, in assessing the competence and performance of the investment advisers.

                                     TABLE 1

                        EFFECTIVE ANNUAL RATES OF RETURN

                             AS OF DECEMBER 31, 1997

---------------------------------------------------------------------------------------------------
                                    Since
Fund                              Inception      15 Years      10 Years      5 Years        1 Year
---------------------------------------------------------------------------------------------------
MML Equity                          14.78%        16.19%        16.44%        18.25%        28.59%
MML Blend                           13.67%         ---          13.68%        13.81%        20.89%
MML Managed Bond                    10.37%        9.73%         9.08%         7.79%         9.91%
MML Money Market                    6.73%         6.44%         5.63%         4.47%         5.18%
MML Equity Index                    21.93%         ---           ---           ---           ---
Oppenheimer Global Securities       12.26%         ---           ---          18.81%        22.42%
Oppenheimer Aggressive Growth       15.31%         ---          16.23%        15.92%        11.67%
Oppenheimer Growth                  15.43%         ---          16.67%        18.61%        26.68%
Oppenheimer Strategic Bond          7.64%          ---           ---           ---          8.71%
VIP II Contrafund Portfolio         28.11%         ---           ---           ---          24.14%
Mid-Cap Growth Portfolio            18.80%         ---           ---           ---          18.80%
VP Income & Growth                   7.8%          ---           ---           ---          7.8%*
---------------------------------------------------------------------------------------------------

The figures show in this Table do not reflect any charges at the Separate Account or the Policy level.

*since inception.

Dates of inception:
MML Equity Fund - 9/15/71              MML Blend Fund - 2/3/84
MML Managed Bond Fund - 12/16/81       MML Small Cap Value Equity Fund - 6/1/98
MML Money Market Fund - 11/12/90       MML Equity Index Fund -  4/30/97
Oppenheimer Global Securities Fund -   Oppenheimer Aggressive Growth Fund -
  11/12/90                               8/15/86
Oppenheimer Growth Fund - 4/3/85       Oppenheimer Strategic Bond Fund - 5/3/93
VIP II Contrafund Portfolio - 1/3/95   Mid-Cap Growth Portfolio - 12/31/96
VP Income & Growth - 10/30/97

Performance of MML Small Cap Value Equity Fund is unavailable since inception date of the Fund is June 1, 1998.

American Century VP Income & Growth Portfolio commenced operations on September 15, 1997. Because it has such a short period of performance history, it is not included in this Table. For the performance history of a substantially similar fund, the American Century Income & Growth Fund, turn to the Section in the attached American Century Variable Portfolios prospectus entitled "Investment Performance of Similar Fund."

                                         TABLE 2

                                 ONE YEAR TOTAL RETURNS

------------------------------------------------------------------------------------------------------
Year                        MML Money                                      MML Equity     Oppenheimer
Ended       MML Equity       Market         MML Bond       MML Blend         Index           Growth
------------------------------------------------------------------------------------------------------
1997          28.59%          5.18%           9.91%          20.89%         21.93%*          26.68%
1996          20.25%          5.01%           3.25%          13.95%           ---            25.20%
1995          31.13%          5.58%          19.14%          23.28%           ---            36.65%
1994           4.10%          3.84%          (3.76%)          2.48%           ---             0.98%
1993           9.52%          2.75%          11.81%           9.70%           ---             7.25%
1992          10.48%          3.48%           7.31%           9.36%           ---            14.53%
1991          25.56%          6.01%          16.66%          24.00%           ---            25.54%
1990          (0.51%)         8.12%           8.38%           2.37%           ---            (8.21%)
1989          23.04%          9.16%          12.83%          19.96%           ---            23.59%
1988          16.68%          7.39%           7.13%          13.40%           ---            22.09%
1987           2.10%          6.49%           2.60%           3.12%           ---             3.32%
1986          20.15%          6.60%          14.46%          18.30%           ---            17.76%
1985          30.54%          8.03%          19.94%          24.88%           ---             9.50%*
1984           5.40%         10.39%          11.69%           8.24%*          ---              ---
1983          22.85%          8.97%           7.26%            ---            ---              ---
1982          25.67%         11.12%*         22.79%*           ---            ---              ---
1981           6.67%           ---             ---             ---            ---              ---
1980          27.62%           ---             ---             ---            ---              ---
1979          19.54%           ---             ---             ---            ---              ---
1978           3.71%           ---             ---             ---            ---              ---
1977          (0.52%)          ---             ---             ---            ---              ---
1976          24.77%           ---             ---             ---            ---              ---
1975          32.85%           ---             ---             ---            ---              ---
1974         (17.61%)*         ---             ---             ---            ---              ---

The figures show in this Table do not reflect any charges at the Separate Account or the Policy level.

*since inception.

Dates of inception:

MML Equity Fund - 9/15/71              MML Blend Fund - 2/3/84
MML Managed Bond Fund - 12/16/81       MML Small Cap Value Equity Fund - 6/1/98
MML Money Market Fund - 11/12/90       MML Equity Index Fund - 4/30/97
Oppenheimer Global Securities -        Oppenheimer Aggressive Growth Fund -
  11/12/90                               8/15/86
Oppenheimer Growth Fund - 4/3/85       Oppenheimer Strategic Bond Fund - 5/3/93
VIP II Contrafund Portfolio - 1/3/95   Mid-Cap Growth Portfolio - 12/31/96
VP Income & Growth - 10/30/97

Performance of MML Small Cap Value Equity Fund is unavailable since inception date of the Fund is June 1, 1998.

American Century VP Income & Growth Portfolio commenced operations on September 15, 1997. Because it has such a short period of performance history, it is not included in this Table. For the performance history of a substantially similar fund, the American Century Income & Growth Fund, turn to the Section in the attached American Century Variable Portfolios prospectus entitled "Investment Performance of Similar Fund."

                               ONE YEAR TOTAL RETURNS

-----------------------------------------------------------------------------------------
        Oppenheimer    Oppenheimer   Oppenheimer     VIP II       Mid Cap
Year     Strategic     Aggressive      Global      Contrafund     Growth     VP Income &
Ended       Bond         Growth      Securities    Portfolio     Portfolio      Growth
-----------------------------------------------------------------------------------------
1997       8.71%         11.67%        22.42%        24.14%       18.80%*        7.8%*
1996      12.07%         20.16%        17.80%        21.22%          --           --
1995      15.33%         32.52%         2.24%        39.72%*         --           --
1994      (5.85%)        (7.50%)       (5.72%)         ---           --           --
1993       4.25%*        27.32%        70.32%          ---           --           --
1992        ---          15.42%        (7.11%)         ---           --           --
1991        ---          54.72%         3.39%          ---           --           --
1990        ---         (16.32%)       0.40%*          ---           --          ---
1989        ---          27.39%          ---           ---           --          ---
1988        ---          13.41%          ---           ---           --          ---
1987        ---          14.34%          ---           ---           --          ---
1986        ---          (1.65%)*        ---           ---           --          ---
1985        ---            ---           ---           ---           --          ---
1984        ---            ---           ---           ---           --          ---
1983        ---            ---           ---           ---           --          ---
1982        ---            ---           ---           ---           --          ---
1981        ---            ---           ---           ---           --          ---
1980        ---            ---           ---           ---           --          ---
1979        ---            ---           ---           ---           --          ---
1978        ---            ---           ---           ---           --          ---
1977        ---            ---           ---           ---           --          ---
1976        ---            ---           ---           ---           --          ---
1975        ---            ---           ---           ---           --          ---
1974        ---            ---           ---           ---           --          ---

The figures show in this Table do not reflect any charges at the Separate Account or the Policy level.

*since inception.

Dates of inception:
MML Equity Fund - 9/15/71               MML Blend Fund - 2/3/84
MML Managed Bond Fund - 12/16/81        MML Small Cap Value Equity Fund - 6/1/98
MML Money Market Fund - 11/12/90        MML Equity Index Fund - 4/30/97
Oppenheimer Global Securities Fund -    Oppenheimer Aggressive Growth Fund -
  11/12/90                                8/15/86
Oppenheimer Growth Fund - 4/3/85        Oppenheimer Strategic Bond Fund - 5/3/93
VIP II Contrafund Portfolio - 1/3/95    Mid-Cap Growth Portfolio - 12/31/96
VP Income & Growth - 10/30/97

Performance of MML Small Cap Value Equity Fund is unavailable since inception date of the Fund is June 1, 1998.

American Century VP Income & Growth Portfolio commenced operations on September 15, 1997. Because it has such a short period of performance history, it is not included in this Table. For the performance history of a substantially similar fund, the American Century Income & Growth Fund, turn to the Section in the attached American Century Variable Portfolios prospectus entitled "Investment Performance of Similar Fund."

APPENDIX D


Illustration of Death Benefits, Net Surrender Values, and Accumulated Premiums

The following tables illustrate the way in which a Policy operates. They show how the Death Benefit and Net Surrender Value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equivalent to constant gross annual rates of 0%, 6%, and 12%. The tables are based on annual premium payments of $5,000 for a combination of a Select-Preferred Male age 35 and a Select-Preferred Female age 35. Select-Preferred is C.M. Life's best risk classification. Separate tables are shown for the current and guaranteed schedules of charges. These tables will assist in the comparison of Death Benefits and Net Surrender Values for the Policy with those of other variable life policies.

The Death Benefits and Net Surrender Values for a Policy would be different from the amounts shown if the rates of return averaged 0%, 6%, and 12% over a period of years, but varied above and below that average in individual Policy Years. They also would differ if any Policy loan were made during the period of time illustrated. They also would be different depending on the allocation of investment value to each Division. They would be different depending on the allocation of investment value to each Division if the rates of return for all funds averaged 0%, 6%, and 12% but varied above or below that average for particular funds.

The Death Benefits and Net Surrender Values shown in Tables 1, 2, 3, 7, 8, and 9 reflect the following current charges:

 .    Administrative Charges of $12 per month per Policy in Policy Years 1-10, and $6 per month in Policy Years 11 and beyond.

 .    Face Amount Charges of $0.13 per month per $1,000 of Face Amount in
     Coverage Years 1-10.

 .    Insurance Charges based on the current rates being charged by the Company for Select-Preferred, fully underwritten risks.

 .    Mortality and Expense Risk Charges of 0.25% on an annual basis of the daily net asset value of the Separate Account in all Policy Years.

 .    Fund level expenses of 0.66% on an annual basis of the net asset value of the Separate Account. These expenses represent the unweighted average of all fund expenses.

The Death Benefits and Net Surrender Values shown in Tables 4, 5, 6, 10, 11, and 12 reflect the following guaranteed maximum charges as wee as the current fund level expenses.

 .    Administrative Charges equal to $12 per month per policy in all years.

 .    Face Amount Charge of $0.13 per month per $1,000 of Face Amount in Coverage
     Years 1-10

 .    Insurance Charges based on the 1980 CSO Mortality Table.

 .    Mortality and Expense Risk Charges equal to 0.90% on an annual basis of the daily net asset value of the Separate Account in all years.

Net Surrender Values shown in the Tables reflect the deduction of Surrender Charges in the first 10 Policy Years. The Surrender Charge in the first year is the Target Premium or $60 per $1,000 of Face Amount if less. In each of Years two through 10, the Surrender Charge is equal to the Surrender Charge in the prior year reduced by 10% of the Surrender Charge in the first year.

Taking the current Mortality and Expense Risk Charge and the fund level expenses into account, the gross rates of 0%, 6%, and 12% are -0.90%, 5.05%, and 11.00% respectively on a net basis.

                                    TABLE 1

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Select-Preferred                                                   $5,000 Annual Premium
Death Benefit Option 1                                                                       $1 million Initial Face Amount
Current Schedule of Charges                                                                          Guideline Premium Test

                                   Death Benefit Assuming Hypothetical         Net Surrender Value Assuming Hypothetical
                                    Gross Annual Investment Return of:             Gross Annual Investment Return of:
------------------------------------------------------------------------------------------------------------------------------
                Premiums
  End of       Accumulated
  Policy     at 5% Interest
   Year         Per Year               0%              6%             12%             0%              6%             12%
------------------------------------------------------------------------------------------------------------------------------
     1            $5,250           1,000,000       1,000,000       1,000,000              0               0               0
     2           $10,763           1,000,000       1,000,000       1,000,000          1,098           1,672           2,272
     3           $16,551           1,000,000       1,000,000       1,000,000          4,117           5,233           6,448
     4           $22,628           1,000,000       1,000,000       1,000,000          7,111           8,949          11,030
     5           $29,010           1,000,000       1,000,000       1,000,000         10,079          12,827          16,063
     6           $35,710           1,000,000       1,000,000       1,000,000         13,023          16,875          21,597
     7           $42,746           1,000,000       1,000,000       1,000,000         15,943          21,103          27,689
     8           $50,133           1,000,000       1,000,000       1,000,000         18,839          25,520          34,398
     9           $57,889           1,000,000       1,000,000       1,000,000         21,713          30,137          41,795
    10           $66,034           1,000,000       1,000,000       1,000,000         24,565          34,964          49,955
    15          $113,287           1,000,000       1,000,000       1,000,000         47,041          72,936         117,818
    20          $173,596           1,000,000       1,000,000       1,000,000         67,921         120,751         231,208
    25          $250,567           1,000,000       1,000,000       1,000,000         87,446         181,480         421,897
    30          $348,804           1,000,000       1,000,000       1,000,000        104,923         258,061         742,722
    35          $474,182           1,000,000       1,000,000       1,488,162        117,923         352,929       1,282,898
    40          $634,199           1,000,000       1,000,000       2,344,415        122,301         468,925       2,191,042
    45          $838,426           1,000,000       1,000,000       3,903,636        106,516         607,964       3,717,748
    50        $1,099,077           1,000,000       1,000,000       6,583,023         42,319         774,682       6,269,546
------------------------------------------------------------------------------------------------------------------------------

                                  Account Value Assuming Hypothetical
                                   Gross Annual Investment Return of:
              --------------------------------------------------------------
                  End of
               Policy Year             0%              6%            12%
              --------------------------------------------------------------
                    1                  2,614           2,818          3,023
                    2                  5,202           5,776          6,376
                    3                  7,765           8,881         10,096
                    4                 10,303          12,141         14,222
                    5                 12,815          15,563         18,799
                    6                 15,303          19,155         23,877
                    7                 17,767          22,927         29,513
                    8                 20,207          26,888         35,766
                    9                 22,625          31,049         42,707
                    10                25,021          35,420         50,411
                    15                47,041          72,936        117,818
              --------------------------------------------------------------

--------------------------------------------------------------------------------
It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by the Company or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                    TABLE 2

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Select-Preferred                                               $5,000 Annual Premium
Death Benefit Option 2                                                                   $1 million Initial Face Amount
Current Schedule of Charges                                                                      Guideline Premium Test

                               Death Benefit Assuming Hypothetical         Net Surrender Value Assuming Hypothetical
                                Gross Annual Investment Return of:             Gross Annual Investment Return of:
--------------------------------------------------------------------------------------------------------------------------
              Premiums
  End of     Accumulated
  Policy   at 5% Interest
   Year       Per Year              0%             6%             12%              0%              6%            12%
--------------------------------------------------------------------------------------------------------------------------
     1         $5,250           1,002,614      1,002,818       1,003,023               0               0              0
     2        $10,763           1,005,202      1,005,776       1,006,376           1,098           1,672          2,272
     3        $16,551           1,007,765      1,008,881       1,010,096           4,117           5,233          6,448
     4        $22,628           1,010,303      1,012,141       1,014,222           7,111           8,949         11,030
     5        $29,010           1,012,815      1,015,562       1,018,799          10,079          12,826         16,063
     6        $35,710           1,015,302      1,019,154       1,023,877          13,022          16,874         21,597
     7        $42,746           1,017,766      1,022,926       1,029,512          15,942          21,102         27,688
     8        $50,133           1,020,206      1,026,886       1,035,764          18,838          25,518         34,396
     9        $57,889           1,022,623      1,031,046       1,042,704          21,711          30,134         41,792
    10        $66,034           1,025,020      1,035,417       1,050,407          24,564          34,961         49,951
    15       $113,287           1,047,033      1,072,923       1,117,796          47,033          72,923        117,796
    20       $173,596           1,067,894      1,120,697       1,231,096          67,894         120,697        231,096
    25       $250,567           1,087,354      1,181,269       1,421,369          87,354         181,269        421,369
    30       $348,804           1,104,619      1,257,242       1,740,226         104,619         257,242        740,226
    35       $474,182           1,116,898      1,349,627       2,271,987         116,898         349,627      1,271,987
    40       $634,199           1,119,382      1,457,284       3,155,976         119,382         457,284      2,155,976
    45       $838,426           1,099,202      1,569,369       4,616,406          99,202         569,369      3,616,406
    50     $1,099,077           1,028,232      1,653,814       7,010,620          28,232         653,814      6,010,620
--------------------------------------------------------------------------------------------------------------------------

                                      Account Value Assuming Hypothetical
                                       Gross Annual Investment Return of:
                ---------------------------------------------------------------
                    End of
                  Policy Year             0%              6%             12%
                ---------------------------------------------------------------
                       1                 2,614           2,818           3,023
                       2                 5,202           5,776           6,376
                       3                 7,765           8,881          10,096
                       4                10,303          12,141          14,222
                       5                12,815          15,562          18,799
                       6                15,302          19,154          23,877
                       7                17,766          22,926          29,512
                       8                20,206          26,886          35,764
                       9                22,623          31,046          42,704
                      10                25,020          35,417          50,407
                      15                47,033          72,923         117,796
                ---------------------------------------------------------------

--------------------------------------------------------------------------------
It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by the Company or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                    TABLE 3

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Select-Preferred                                               $5,000 Annual Premium
Death Benefit Option 3                                                                   $1 million Initial Face Amount
Current Schedule of Charges                                                                      Guideline Premium Test

                               Death Benefit Assuming Hypothetical         Net Surrender Value Assuming Hypothetical
                                Gross Annual Investment Return of:             Gross Annual Investment Return of:
--------------------------------------------------------------------------------------------------------------------------
              Premiums
  End of     Accumulated
  Policy    at 5% Interest
   Year       Per Year              0%             6%             12%              0%              6%            12%
--------------------------------------------------------------------------------------------------------------------------
     1          $5,250          1,005,000      1,005,000       1,005,000               0               0              0
     2         $10,763          1,010,000      1,010,000       1,010,000           1,098           1,672          2,272
     3         $16,551          1,015,000      1,015,000       1,015,000           4,117           5,233          6,448
     4         $22,628          1,020,000      1,020,000       1,020,000           7,111           8,949         11,030
     5         $29,010          1,025,000      1,025,000       1,025,000          10,079          12,826         16,063
     6         $35,710          1,030,000      1,030,000       1,030,000          13,022          16,874         21,596
     7         $42,746          1,035,000      1,035,000       1,035,000          15,942          21,102         27,687
     8         $50,133          1,040,000      1,040,000       1,040,000          18,837          25,517         34,395
     9         $57,889          1,045,000      1,045,000       1,045,000          21,710          30,133         41,791
    10         $66,034          1,050,000      1,050,000       1,050,000          24,562          34,959         49,950
    15        $113,287          1,075,000      1,075,000       1,075,000          47,028          72,920        117,798
    20        $173,596          1,100,000      1,100,000       1,100,000          67,879         120,696        231,135
    25        $250,567          1,125,000      1,125,000       1,125,000          87,311         181,304        421,653
    30        $348,804          1,150,000      1,150,000       1,150,000         104,488         257,489        741,919
    35        $474,182          1,175,000      1,175,000       1,661,088         116,438         350,982      1,281,110
    40        $634,199          1,200,000      1,200,000       2,541,196         117,836         462,961      2,188,034
    45        $838,426          1,225,000      1,225,000       4,123,323          93,639         590,437      3,712,689
    50      $1,099,077          1,250,000      1,250,000       6,824,112           6,117         724,199      6,261,059
--------------------------------------------------------------------------------------------------------------------------

                                       Account Value Assuming Hypothetical
                                        Gross Annual Investment Return of:
                ---------------------------------------------------------------
                    End of
                  Policy Year             0%              6%             12%
                ---------------------------------------------------------------
                      1                2,614           2,818           3,023
                      2                5,202           5,776           6,376
                      3                7,765           8,881          10,096
                      4               10,303          12,141          14,222
                      5               12,815          15,562          18,799
                      6               15,302          19,154          23,876
                      7               17,766          22,926          29,511
                      8               20,205          26,885          35,763
                      9               22,622          31,045          42,703
                     10               25,018          35,415          50,406
                     15               47,028          72,920         117,798
                ---------------------------------------------------------------

--------------------------------------------------------------------------------
It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by the Company or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                    TABLE 4

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Select-Preferred                                                   $5,000 Annual Premium
Death Benefit Option 1                                                                       $1 million Initial Face Amount
Guaranteed Schedule of Mortality and Expense Charges                                                 Guideline Premium Test
and Current Fund Level Charges
                                   Death Benefit Assuming Hypothetical         Net Surrender Value Assuming Hypothetical
                                    Gross Annual Investment Return of:             Gross Annual Investment Return of:
------------------------------------------------------------------------------------------------------------------------------
                Premiums
  End of       Accumulated
  Policy     at 5% Interest
   Year         Per Year                0%              6%             12%             0%              6%             12%
------------------------------------------------------------------------------------------------------------------------------
     1             $5,250          1,000,000       1,000,000       1,000,000              0               0               0
     2            $10,763          1,000,000       1,000,000       1,000,000          1,094           1,667           2,267
     3            $16,551          1,000,000       1,000,000       1,000,000          4,104           5,220           6,433
     4            $22,628          1,000,000       1,000,000       1,000,000          7,085           8,921          11,000
     5            $29,010          1,000,000       1,000,000       1,000,000         10,034          12,777          16,009
     6            $35,710          1,000,000       1,000,000       1,000,000         12,950          16,794          21,507
     7            $42,746          1,000,000       1,000,000       1,000,000         15,830          20,976          27,546
     8            $50,133          1,000,000       1,000,000       1,000,000         18,672          25,330          34,182
     9            $57,889          1,000,000       1,000,000       1,000,000         21,474          29,862          41,478
    10            $66,034          1,000,000       1,000,000       1,000,000         24,233          34,578          49,505
    15           $113,287          1,000,000       1,000,000       1,000,000         43,057          68,145         112,045
    20           $173,596          1,000,000       1,000,000       1,000,000         59,163         108,940         215,068
    25           $250,567          1,000,000       1,000,000       1,000,000         71,223         157,695         385,795
    30           $348,804          1,000,000       1,000,000       1,000,000         75,337         212,986         670,288
    35           $474,182          1,000,000       1,000,000       1,333,819         61,036         267,787       1,149,844
    40           $634,199          1,000,000       1,000,000       2,087,564          4,646         305,034       1,950,995
    45           $838,426                  0       1,000,000       3,452,613              0         274,501       3,288,203
    50         $1,099,077                  0       1,000,000       5,746,045              0          36,578       5,472,424
------------------------------------------------------------------------------------------------------------------------------

                                       Account Value Assuming Hypothetical
                                        Gross Annual Investment Return of:
                --------------------------------------------------------------
                    End of
                 Policy Year               0%              6%            12%
                --------------------------------------------------------------
                      1                  2,613           2,817          3,022
                      2                  5,198           5,771          6,371
                      3                  7,752           8,868         10,081
                      4                 10,277          12,113         14,192
                      5                 12,770          15,513         18,745
                      6                 15,230          19,074         23,787
                      7                 17,654          22,800         29,370
                      8                 20,040          26,698         35,550
                      9                 22,386          30,774         42,390
                      10                24,689          35,034         49,961
                      15                43,057          68,145        112,045
                --------------------------------------------------------------

--------------------------------------------------------------------------------
It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by the Company or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                    TABLE 5

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Select-Preferred                                                   $5,000 Annual Premium
Death Benefit Option 2                                                                       $1 million Initial Face Amount
Guaranteed Schedule of Mortality and Expense Charges                                                 Guideline Premium Test
and Current Fund Level Charges
                                   Death Benefit Assuming Hypothetical         Net Surrender Value Assuming Hypothetical
                                    Gross Annual Investment Return of:             Gross Annual Investment Return of:
------------------------------------------------------------------------------------------------------------------------------
                Premiums
  End of       Accumulated
  Policy     at 5% Interest
   Year         Per Year                0%              6%             12%             0%              6%             12%
------------------------------------------------------------------------------------------------------------------------------
     1             $5,250          1,002,613       1,002,817       1,003,022              0               0               0
     2            $10,763          1,005,198       1,005,771       1,006,371          1,094           1,667           2,267
     3            $16,551          1,007,752       1,008,867       1,010,081          4,104           5,219           6,433
     4            $22,628          1,010,277       1,012,113       1,014,191          7,085           8,921          10,999
     5            $29,010          1,012,769       1,015,512       1,018,744         10,033          12,776          16,008
     6            $35,710          1,015,228       1,019,072       1,023,785         12,948          16,792          21,505
     7            $42,746          1,017,651       1,022,797       1,029,366         15,827          20,973          27,542
     8            $50,133          1,020,036       1,026,692       1,035,542         18,668          25,324          34,174
     9            $57,889          1,022,380       1,030,765       1,042,378         21,468          29,853          41,466
    10            $66,034          1,024,680       1,035,020       1,049,941         24,224          34,564          49,485
    15           $113,287          1,043,009       1,068,063       1,111,900         43,009          68,063         111,900
    20           $173,596          1,058,973       1,108,560       1,214,270         58,973         108,560         214,270
    25           $250,567          1,070,614       1,156,237       1,382,035         70,614         156,237         382,035
    30           $348,804          1,073,654       1,208,026       1,654,229         73,654         208,026         654,229
    35           $474,182          1,056,996       1,251,961       2,087,433         56,996         251,961       1,087,433
    40           $634,199                  0       1,259,056       2,761,611              0         259,056       1,761,611
    45           $838,426                  0       1,155,504       3,769,693              0         155,504       2,769,693
    50         $1,099,077                  0               0       5,226,634              0               0       4,226,634
------------------------------------------------------------------------------------------------------------------------------

                                        Account Value Assuming Hypothetical
                                         Gross Annual Investment Return of:
                 --------------------------------------------------------------
                     End of
                  Policy Year               0%              6%            12%
                 --------------------------------------------------------------
                       1                  2,613           2,817          3,022
                       2                  5,198           5,771          6,371
                       3                  7,752           8,867         10,081
                       4                 10,277          12,113         14,191
                       5                 12,769          15,512         18,744
                       6                 15,228          19,072         23,785
                       7                 17,651          22,797         29,366
                       8                 20,036          26,692         35,542
                       9                 22,380          30,765         42,378
                       10                24,680          35,020         49,941
                       15                43,009          68,063        111,900
                 --------------------------------------------------------------

--------------------------------------------------------------------------------
It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by the Company or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                    TABLE 6

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Select-Preferred                                                   $5,000 Annual Premium
Death Benefit Option 3                                                                       $1 million Initial Face Amount
Guaranteed Schedule of Mortality and Expense Charges                                                 Guideline Premium Test
and Current Fund Level Charges
                                   Death Benefit Assuming Hypothetical         Net Surrender Value Assuming Hypothetical
                                    Gross Annual Investment Return of:             Gross Annual Investment Return of:
------------------------------------------------------------------------------------------------------------------------------
                Premiums
  End of       Accumulated
  Policy     at 5% Interest
   Year         Per Year               0%              6%             12%             0%              6%             12%
------------------------------------------------------------------------------------------------------------------------------
     1             $5,250          1,005,000       1,005,000       1,005,000              0              0                0
     2            $10,763          1,010,000       1,010,000       1,010,000          1,094          1,667            2,267
     3            $16,551          1,015,000       1,015,000       1,015,000          4,104          5,219            6,433
     4            $22,628          1,020,000       1,020,000       1,020,000          7,084          8,920           10,999
     5            $29,010          1,025,000       1,025,000       1,025,000         10,032         12,775           16,007
     6            $35,710          1,030,000       1,030,000       1,030,000         12,947         16,791           21,504
     7            $42,746          1,035,000       1,035,000       1,035,000         15,825         20,971           27,540
     8            $50,133          1,040,000       1,040,000       1,040,000         18,664         25,321           34,172
     9            $57,889          1,045,000       1,045,000       1,045,000         21,462         29,849           41,463
    10            $66,034          1,050,000       1,050,000       1,050,000         24,216         34,558           49,482
    15           $113,287          1,075,000       1,075,000       1,075,000         42,970         68,041          111,917
    20           $173,596          1,100,000       1,100,000       1,100,000         58,839        108,533          214,545
    25           $250,567          1,125,000       1,125,000       1,125,000         70,182        156,343          383,968
    30           $348,804          1,150,000       1,150,000       1,150,000         72,281        208,909          664,529
    35           $474,182          1,175,000       1,175,000       1,492,666         52,268        255,851        1,135,919
    40           $634,199                  0       1,200,000       2,262,659              0        271,046        1,927,718
    45           $838,426                  0       1,225,000       3,636,784              0        175,021        3,249,318
    50         $1,099,077                  0               0       5,928,452              0              0        5,408,050
------------------------------------------------------------------------------------------------------------------------------

                                       Account Value Assuming Hypothetical
                                        Gross Annual Investment Return of:
                --------------------------------------------------------------
                    End of
                 Policy Year               0%              6%            12%
                --------------------------------------------------------------
                      1                  2,613           2,817          3,022
                      2                  5,198           5,771          6,371
                      3                  7,752           8,867         10,081
                      4                 10,276          12,112         14,191
                      5                 12,768          15,511         18,743
                      6                 15,227          19,071         23,784
                      7                 17,649          22,795         29,364
                      8                 20,032          26,689         35,540
                      9                 22,374          30,761         42,375
                      10                24,672          35,014         49,938
                      15                42,970          68,041        111,917
                --------------------------------------------------------------

--------------------------------------------------------------------------------
It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by the Company or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                    TABLE 7

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Select-Preferred                                                   $5,000 Annual Premium
Death Benefit Option 1                                                                       $1 million Initial Face Amount
Current Schedule of Charges                                                                                 Cash Value Test

                                   Death Benefit Assuming Hypothetical         Net Surrender Value Assuming Hypothetical
                                    Gross Annual Investment Return of:             Gross Annual Investment Return of:
------------------------------------------------------------------------------------------------------------------------------
                Premiums
  End of       Accumulated
  Policy     at 5% Interest
   Year         Per Year               0%              6%             12%             0%              6%             12%
------------------------------------------------------------------------------------------------------------------------------
     1             $5,250          1,000,000       1,000,000       1,000,000              0               0               0
     2            $10,763          1,000,000       1,000,000       1,000,000          1,098           1,672           2,272
     3            $16,551          1,000,000       1,000,000       1,000,000          4,117           5,233           6,448
     4            $22,628          1,000,000       1,000,000       1,000,000          7,111           8,949          11,030
     5            $29,010          1,000,000       1,000,000       1,000,000         10,079          12,827          16,063
     6            $35,710          1,000,000       1,000,000       1,000,000         13,023          16,875          21,597
     7            $42,746          1,000,000       1,000,000       1,000,000         15,943          21,103          27,689
     8            $50,133          1,000,000       1,000,000       1,000,000         18,839          25,520          34,398
     9            $57,889          1,000,000       1,000,000       1,000,000         21,713          30,137          41,795
    10            $66,034          1,000,000       1,000,000       1,000,000         24,565          34,964          49,955
    15           $113,287          1,000,000       1,000,000       1,000,000         47,041          72,936         117,818
    20           $173,596          1,000,000       1,000,000       1,000,000         67,921         120,751         231,208
    25           $250,567          1,000,000       1,000,000       1,101,124         87,446         181,480         421,886
    30           $348,804          1,000,000       1,000,000       1,617,043        104,923         258,061         741,763
    35           $474,182          1,000,000       1,000,000       2,346,049        117,923         352,929       1,275,026
    40           $634,199          1,000,000       1,000,000       3,410,508        122,301         468,925       2,158,549
    45           $838,426          1,000,000       1,000,000       5,013,034        106,516         607,964       3,606,499
    50         $1,099,077          1,000,000       1,000,000       7,491,052         42,319         774,682       5,945,279
------------------------------------------------------------------------------------------------------------------------------

                                     Account Value Assuming Hypothetical
                                      Gross Annual Investment Return of:
                    -----------------------------------------------------------
                        End of
                     Policy Year            0%              6%            12%
                    -----------------------------------------------------------
                           1              2,614           2,818          3,023
                           2              5,202           5,776          6,376
                           3              7,765           8,881         10,096
                           4             10,303          12,141         14,222
                           5             12,815          15,563         18,799
                           6             15,303          19,155         23,877
                           7             17,767          22,927         29,513
                           8             20,207          26,888         35,766
                           9             22,625          31,049         42,707
                           10            25,021          35,420         50,411
                           15            47,041          72,936        117,818
                    -----------------------------------------------------------

--------------------------------------------------------------------------------
It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by the Company or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                     TABLE 8

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Select-Preferred                                                   $5,000 Annual Premium
Death Benefit Option 2                                                                       $1 million Initial Face Amount
Current Schedule of Charges                                                                                 Cash Value Test

                                   Death Benefit Assuming Hypothetical         Net Surrender Value Assuming Hypothetical
                                    Gross Annual Investment Return of:             Gross Annual Investment Return of:
------------------------------------------------------------------------------------------------------------------------------
                Premiums
  End of       Accumulated
  Policy     at 5% Interest
   Year         Per Year               0%              6%             12%             0%              6%             12%
------------------------------------------------------------------------------------------------------------------------------
     1             $5,250          1,002,614       1,002,818       1,003,023              0               0               0
     2            $10,763          1,005,202       1,005,776       1,006,376          1,098           1,672           2,272
     3            $16,551          1,007,765       1,008,881       1,010,096          4,117           5,233           6,448
     4            $22,628          1,010,303       1,012,141       1,014,222          7,111           8,949          11,030
     5            $29,010          1,012,815       1,015,562       1,018,799         10,079          12,826          16,063
     6            $35,710          1,015,302       1,019,154       1,023,877         13,022          16,874          21,597
     7            $42,746          1,017,766       1,022,926       1,029,512         15,942          21,102          27,688
     8            $50,133          1,020,206       1,026,886       1,035,764         18,838          25,518          34,396
     9            $57,889          1,022,623       1,031,046       1,042,704         21,711          30,134          41,792
    10            $66,034          1,025,020       1,035,417       1,050,407         24,564          34,961          49,951
    15           $113,287          1,047,033       1,072,923       1,117,796         47,033          72,923         117,796
    20           $173,596          1,067,894       1,120,697       1,231,096         67,894         120,697         231,096
    25           $250,567          1,087,354       1,181,269       1,421,369         87,354         181,269         421,369
    30           $348,804          1,104,619       1,257,242       1,740,226        104,619         257,242         740,226
    35           $474,182          1,116,898       1,349,627       2,340,382        116,898         349,627       1,271,947
    40           $634,199          1,119,382       1,457,284       3,402,394        119,382         457,284       2,153,414
    45           $838,426          1,099,202       1,569,369       5,001,214         99,202         569,369       3,597,996
    50         $1,099,077          1,028,232       1,653,814       7,473,486         28,232         653,814       5,931,338
------------------------------------------------------------------------------------------------------------------------------

                                     Account Value Assuming Hypothetical
                                      Gross Annual Investment Return of:
                 --------------------------------------------------------------
                     End of
                  Policy Year               0%              6%            12%
                 --------------------------------------------------------------
                       1                  2,614           2,818          3,023
                       2                  5,202           5,776          6,376
                       3                  7,765           8,881         10,096
                       4                 10,303          12,141         14,222
                       5                 12,815          15,562         18,799
                       6                 15,302          19,154         23,877
                       7                 17,766          22,926         29,512
                       8                 20,206          26,886         35,764
                       9                 22,623          31,046         42,704
                       10                25,020          35,417         50,407
                       15                47,033          72,923        117,796
                 --------------------------------------------------------------

--------------------------------------------------------------------------------
It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by the Company or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                     TABLE 9

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Select-Preferred                                                   $5,000 Annual Premium
Death Benefit Option 3                                                                       $1 million Initial Face Amount
Current Schedule of Charges                                                                                 Cash Value Test

                                   Death Benefit Assuming Hypothetical         Net Surrender Value Assuming Hypothetical
                                    Gross Annual Investment Return of:             Gross Annual Investment Return of:
------------------------------------------------------------------------------------------------------------------------------
                Premiums
  End of       Accumulated
  Policy     at 5% Interest
   Year         Per Year                0%              6%             12%             0%              6%             12%
------------------------------------------------------------------------------------------------------------------------------
     1             $5,250          1,005,000       1,005,000       1,005,000              0               0               0
     2            $10,763          1,010,000       1,010,000       1,010,000          1,098           1,672           2,272
     3            $16,551          1,015,000       1,015,000       1,015,000          4,117           5,233           6,448
     4            $22,628          1,020,000       1,020,000       1,020,000          7,111           8,949          11,030
     5            $29,010          1,025,000       1,025,000       1,025,000         10,079          12,826          16,063
     6            $35,710          1,030,000       1,030,000       1,030,000         13,022          16,874          21,596
     7            $42,746          1,035,000       1,035,000       1,035,000         15,942          21,102          27,687
     8            $50,133          1,040,000       1,040,000       1,040,000         18,837          25,517          34,395
     9            $57,889          1,045,000       1,045,000       1,045,000         21,710          30,133          41,791
    10            $66,034          1,050,000       1,050,000       1,050,000         24,562          34,959          49,950
    15           $113,287          1,075,000       1,075,000       1,075,000         47,028          72,920         117,798
    20           $173,596          1,100,000       1,100,000       1,100,000         67,879         120,696         231,135
    25           $250,567          1,125,000       1,125,000       1,225,514         87,311         181,304         421,653
    30           $348,804          1,150,000       1,150,000       1,766,171        104,488         257,489         741,363
    35           $474,182          1,175,000       1,175,000       2,519,817        116,438         350,982       1,274,357
    40           $634,199          1,200,000       1,200,000       3,608,745        117,836         462,961       2,157,433
    45           $838,426          1,225,000       1,225,000       5,235,465         93,639         590,437       3,604,651
    50         $1,099,077          1,250,000       1,250,000       7,737,235          6,117         724,199       5,942,250
------------------------------------------------------------------------------------------------------------------------------

                                      Account Value Assuming Hypothetical
                                       Gross Annual Investment Return of:
                    ------------------------------------------------------------
                        End of
                     Policy Year             0%              6%            12%
                    ------------------------------------------------------------
                          1                2,614           2,818          3,023
                          2                5,202           5,776          6,376
                          3                7,765           8,881         10,096
                          4               10,303          12,141         14,222
                          5               12,815          15,562         18,799
                          6               15,302          19,154         23,876
                          7               17,766          22,926         29,511
                          8               20,205          26,885         35,763
                          9               22,622          31,045         42,703
                          10              25,018          35,415         50,406
                          15              47,028          72,920        117,798
                    ------------------------------------------------------------

--------------------------------------------------------------------------------
It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by the Company or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                    TABLE 10

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Select-Preferred                                                   $5,000 Annual Premium
Death Benefit Option 1                                                                       $1 million Initial Face Amount
Guaranteed Schedule of Mortality and Expense Charges                                                        Cash Value Test
and Current Fund Level Charges
                                   Death Benefit Assuming Hypothetical         Net Surrender Value Assuming Hypothetical
                                    Gross Annual Investment Return of:             Gross Annual Investment Return of:
------------------------------------------------------------------------------------------------------------------------------
                Premiums
  End of       Accumulated
  Policy     at 5% Interest
   Year         Per Year                0%              6%             12%             0%              6%             12%
------------------------------------------------------------------------------------------------------------------------------
     1             $5,250          1,000,000       1,000,000       1,000,000              0               0               0
     2            $10,763          1,000,000       1,000,000       1,000,000          1,094           1,667           2,267
     3            $16,551          1,000,000       1,000,000       1,000,000          4,104           5,220           6,433
     4            $22,628          1,000,000       1,000,000       1,000,000          7,085           8,921          11,000
     5            $29,010          1,000,000       1,000,000       1,000,000         10,034          12,777          16,009
     6            $35,710          1,000,000       1,000,000       1,000,000         12,950          16,794          21,507
     7            $42,746          1,000,000       1,000,000       1,000,000         15,830          20,976          27,546
     8            $50,133          1,000,000       1,000,000       1,000,000         18,672          25,330          34,182
     9            $57,889          1,000,000       1,000,000       1,000,000         21,474          29,862          41,478
    10            $66,034          1,000,000       1,000,000       1,000,000         24,233          34,578          49,505
    15           $113,287          1,000,000       1,000,000       1,000,000         43,057          68,145         112,045
    20           $173,596          1,000,000       1,000,000       1,000,000         59,163         108,940         215,068
    25           $250,567          1,000,000       1,000,000       1,006,926         71,223         157,695         385,795
    30           $348,804          1,000,000       1,000,000       1,452,688         75,337         212,986         666,371
    35           $474,182          1,000,000       1,000,000       2,051,751         61,036         267,787       1,115,082
    40           $634,199          1,000,000       1,000,000       2,862,586          4,646         305,034       1,811,763
    45           $838,426                  0       1,000,000       3,952,379              0         274,501       2,843,438
    50         $1,099,077                  0       1,000,000       5,439,487              0          36,578       4,317,053
------------------------------------------------------------------------------------------------------------------------------

                                     Account Value Assuming Hypothetical
                                      Gross Annual Investment Return of:
                    -----------------------------------------------------------
                        End of
                     Policy Year            0%              6%            12%
                    -----------------------------------------------------------
                           1              2,613           2,817          3,022
                           2              5,198           5,771          6,371
                           3              7,752           8,868         10,081
                           4             10,277          12,113         14,192
                           5             12,770          15,513         18,745
                           6             15,230          19,074         23,787
                           7             17,654          22,800         29,370
                           8             20,040          26,698         35,550
                           9             22,386          30,774         42,390
                           10            24,689          35,034         49,961
                           15            43,057          68,145        112,045
                    -----------------------------------------------------------

--------------------------------------------------------------------------------
It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by the Company or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                    TABLE 11

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Select-Preferred                                                   $5,000 Annual Premium
Death Benefit Option 2                                                                       $1 million Initial Face Amount
Guaranteed Schedule of Mortality and Expense Charges                                                        Cash Value Test
and Current Fund Level Charges
                                   Death Benefit Assuming Hypothetical         Net Surrender Value Assuming Hypothetical
                                    Gross Annual Investment Return of:             Gross Annual Investment Return of:
------------------------------------------------------------------------------------------------------------------------------
                Premiums
  End of       Accumulated
  Policy     at 5% Interest
   Year         Per Year                0%              6%             12%             0%              6%             12%
------------------------------------------------------------------------------------------------------------------------------
     1             $5,250          1,002,613       1,002,817       1,003,022              0               0               0
     2            $10,763          1,005,198       1,005,771       1,006,371          1,094           1,667           2,267
     3            $16,551          1,007,752       1,008,867       1,010,081          4,104           5,219           6,433
     4            $22,628          1,010,277       1,012,113       1,014,191          7,085           8,921          10,999
     5            $29,010          1,012,769       1,015,512       1,018,744         10,033          12,776          16,008
     6            $35,710          1,015,228       1,019,072       1,023,785         12,948          16,792          21,505
     7            $42,746          1,017,651       1,022,797       1,029,366         15,827          20,973          27,542
     8            $50,133          1,020,036       1,026,692       1,035,542         18,668          25,324          34,174
     9            $57,889          1,022,380       1,030,765       1,042,378         21,468          29,853          41,466
    10            $66,034          1,024,680       1,035,020       1,049,941         24,224          34,564          49,485
    15           $113,287          1,043,009       1,068,063       1,111,900         43,009          68,063         111,900
    20           $173,596          1,058,973       1,108,560       1,214,270         58,973         108,560         214,270
    25           $250,567          1,070,614       1,156,237       1,382,035         70,614         156,237         382,035
    30           $348,804          1,073,654       1,208,026       1,654,229         73,654         208,026         654,229
    35           $474,182          1,056,996       1,251,961       2,087,433         56,996         251,961       1,087,433
    40           $634,199                  0       1,259,056       2,783,281              0         259,056       1,761,570
    45           $838,426                  0       1,155,504       3,842,382              0         155,504       2,764,304
    50         $1,099,077                  0               0       5,288,984              0               0       4,197,606
------------------------------------------------------------------------------------------------------------------------------

                                     Account Value Assuming Hypothetical
                                      Gross Annual Investment Return of:
                   ------------------------------------------------------------
                       End of
                    Policy Year             0%              6%            12%
                   ------------------------------------------------------------
                         1                2,613           2,817          3,022
                         2                5,198           5,771          6,371
                         3                7,752           8,867         10,081
                         4               10,277          12,113         14,191
                         5               12,769          15,512         18,744
                         6               15,228          19,072         23,785
                         7               17,651          22,797         29,366
                         8               20,036          26,692         35,542
                         9               22,380          30,765         42,378
                         10              24,680          35,020         49,941
                         15              43,009          68,063        111,900
                   ------------------------------------------------------------

--------------------------------------------------------------------------------
It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by the Company or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                    TABLE 12

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Select-Preferred                                                   $5,000 Annual Premium
Death Benefit Option 3                                                                       $1 million Initial Face Amount
Guaranteed Schedule of Mortality and Expense Charges                                                        Cash Value Test
and Current Fund Level Charges
                                   Death Benefit Assuming Hypothetical         Net Surrender Value Assuming Hypothetical
                                    Gross Annual Investment Return of:             Gross Annual Investment Return of:
------------------------------------------------------------------------------------------------------------------------------
                Premiums
  End of       Accumulated
  Policy     at 5% Interest
   Year         Per Year                0%              6%             12%             0%              6%             12%
------------------------------------------------------------------------------------------------------------------------------
     1             $5,250          1,005,000       1,005,000       1,005,000              0               0               0
     2            $10,763          1,010,000       1,010,000       1,010,000          1,094           1,667           2,267
     3            $16,551          1,015,000       1,015,000       1,015,000          4,104           5,219           6,433
     4            $22,628          1,020,000       1,020,000       1,020,000          7,084           8,920          10,999
     5            $29,010          1,025,000       1,025,000       1,025,000         10,032          12,775          16,007
     6            $35,710          1,030,000       1,030,000       1,030,000         12,947          16,791          21,504
     7            $42,746          1,035,000       1,035,000       1,035,000         15,825          20,971          27,540
     8            $50,133          1,040,000       1,040,000       1,040,000         18,664          25,321          34,172
     9            $57,889          1,045,000       1,045,000       1,045,000         21,462          29,849          41,463
    10            $66,034          1,050,000       1,050,000       1,050,000         24,216          34,558          49,482
    15           $113,287          1,075,000       1,075,000       1,075,000         42,970          68,041         111,917
    20           $173,596          1,100,000       1,100,000       1,100,000         58,839         108,533         214,545
    25           $250,567          1,125,000       1,125,000       1,127,155         70,182         156,343         383,968
    30           $348,804          1,150,000       1,150,000       1,595,121         72,281         208,909         662,900
    35           $474,182          1,175,000       1,175,000       2,216,335         52,268         255,851       1,109,421
    40           $634,199                  0       1,200,000       3,048,280              0         271,046       1,802,709
    45           $838,426                  0       1,225,000       4,157,819              0         175,021       2,829,366
    50         $1,099,077                  0               0       5,662,736              0               0       4,295,822
------------------------------------------------------------------------------------------------------------------------------

                                     Account Value Assuming Hypothetical
                                      Gross Annual Investment Return of:
                   ------------------------------------------------------------
                       End of
                    Policy Year             0%              6%            12%
                   ------------------------------------------------------------
                         1                2,613           2,817          3,022
                         2                5,198           5,771          6,371
                         3                7,752           8,867         10,081
                         4               10,276          12,112         14,191
                         5               12,768          15,511         18,743
                         6               15,227          19,071         23,784
                         7               17,649          22,795         29,364
                         8               20,032          26,689         35,540
                         9               22,374          30,761         42,375
                         10              24,672          35,014         49,938
                         15              42,970          68,041        111,917
                   ------------------------------------------------------------

--------------------------------------------------------------------------------
It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by the Company or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

APPENDIX E


Directors of C.M. Life Insurance Company
Principal Occupation(s) During Past Five Years


Lawrence V. Burkett, Jr., Director, President and Chief Executive Officer

Director, President and Chief Executive Officer, C.M. Life, since 1996; Executive Vice President and General Counsel, MassMutual, since 1993; Senior Vice President and Deputy General Counsel, MassMutual, 1992-1993, 1295 State Street, Springfield, MA 01111.


John B. Davies, Director

Director, C.M. Life, since 1996; Executive Vice President, MassMutual since 1994; Associate Executive Vice President, 1994; General Agent, MassMutual, 1982-1993, 1295 State Street, Springfield, MA 01111.


Stuart H. Reese, Director and Senior Vice President - Investments

Director and Senior Vice President-Investments, C.M. Life, since 1996; Senior Vice President, MassMutual, since 1993; Investment Manager, Aetna Life and Casualty and Affiliates, 1979-1993, 1295 State Street, Springfield, MA 01111.


Principal Officers (other than those who also are Directors):


Paul D. Adornato

Senior Vice President - Operations, C.M. Life since 1996; Senior Vice President, MassMutual, since 1986, 140 Garden Street, Hartford, CT 06154.


Anne Melissa Dowling

Senior Vice President - Large Corporate Marketing, C.M. Life, since 1996; Senior Vice President, MassMutual, since 1996; Chief Investment Officer, Connecticut Mutual Life Insurance Company, 1994-1996; Senior Vice President - International, Travelers Insurance Co., 1987-1993, 140 Garden Street, Hartford, CT 06154.


Maureen R. Ford

Senior Vice President - Annuity Marketing, C.M. Life, since 1996; Senior Vice President, MassMutual, since 1996; Marketing Officer, Connecticut Mutual Life Insurance Company, 1989-1996, 140 Garden Street, Hartford, CT 06154.


Isadore Jermyn

Senior Vice President and Actuary, C.M. Life, since 1996; Senior Vice President and Actuary, MassMutual since 1995; Vice President and Actuary, MassMutual, 1980-1995, 1295 State Street, Springfield, MA 01111.


Edward M. Kline

Treasurer, C.M. Life since 1997, Vice President since 1989 and Treasurer since 1997, MassMutual, 1295 State Street, Springfield, MA 01111.


Ann F. Lomeli

Secretary, C.M. Life, since 1988; Vice President, Secretary and Associate General Counsel, MassMutual, since 1998; Associate Secretary, 1996-1998, MassMutual; Corporate Secretary and Counsel, Connecticut Mutual Life Insurance Company, 1988-1996, 1295 State Street, Springfield, MA 01111.

Report Of Independent Public Accountants

To the Board of Directors of
C.M. Life Insurance Company

We have audited the accompanying statutory statements of income, changes in capital stock and surplus and cash flows of C.M. Life Insurance Company (a Connecticut corporation and a wholly-owned subsidiary of Connecticut Mutual Life Insurance Company) for the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our originally issued report dated February 15, 1996, we expressed an opinion that the 1995 financial statements, prepared using accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut, presented fairly, in all material respects, the financial position of C.M. Life Insurance Company as of December 31, 1995, and the results of its operations and its cash flows for the year ended December 31, 1995 in conformity with generally accepted accounting principles. Pursuant to the provisions of Statement of Financial Accounting Standards No. 120 (SFAS No. 120), Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts, financial statements of mutual life insurance enterprises for periods ending on or before December 15, 1996, prepared using accounting practices prescribed or permitted by insurance regulators (statutory financial statements) are no longer considered presentations in conformity with generally accepted accounting principles when presented for comparative purposes with the enterprise's financial statements for periods subsequent to the effective date of SFAS No. 120. Accordingly, our present opinion on the presentation of the 1995 financial statements in accordance with generally accepted accounting principles, as presented herein, is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the results of operations and cash flows of C.M. Life Insurance Company for the year ended December 31, 1995.

In our opinion, the financial statements referred to above do present fairly, in all material respects, the results of operations and cash flows of C.M. Life Insurance Company for the year ended December 31, 1995 in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut.

                                      Arthur Andersen LLP

Hartford, Connecticut
February 15, 1996

Report Of Independent Accountants

To the Board of Directors and Policyholders of C.M. Life Insurance Company

We have audited the accompanying statutory statements of financial position of C.M. Life Insurance Company as of December 31, 1997 and 1996, and the related statutory statements of income, changes in capital stock and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The statutory financial statements of C.M. Life Insurance Company for the year ended December 31, 1995 were audited by other auditors whose report, dated February 15, 1996, expressed an adverse opinion on those statements as to fair presentation in conformity with generally accepted accounting principles and expressed an unqualified opinion in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1, these financial statements were prepared in conformity with statutory accounting practices of the National Association of Insurance Commissioners and the accounting practices prescribed or permitted by the Department of Insurance of the State of Connecticut ("statutory accounting principles"), which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable at this time, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of C.M. Life Insurance Company at December 31, 1997 and 1996, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of C.M. Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended, on the statutory basis of accounting described in Note 1.

COOPERS & LYBRAND, L.L.P.


Springfield, Massachusetts
February 6, 1998

C.M. Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

                                                             December 31,
                                                        1997              1996
                                                        ----              ----
                                                             (in Millions)
Assets:
Bonds ......................................          $  664.5          $  736.5
Common stocks ..............................              61.4              55.6
Mortgage loans .............................             101.6              33.8
Other investments ..........................               2.2                 -
Policy loans ...............................             142.5             132.9
Cash and short-term investments ............              88.4              63.7
                                                      --------          --------

                                                       1,060.6           1,022.5

Investment and insurance amounts
  receivable ...............................              30.1              32.9
Federal income tax receivable ..............                 -               7.1
Transfer due from separate account .........              32.0              24.3
                                                      --------          --------

                                                       1,122.7           1,086.8

Separate account assets ....................           1,096.5             779.8
                                                      --------          --------

                                                      $2,219.2          $1,866.6
                                                      ========          ========



                  See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

                                                                 December 31,
                                                     1997                          1996
                                                     ----                          ----
                                                    ($ In Millions Except for Par Value
                                                            and Share Amounts
Liabilities:
Policyholders' reserves and funds ..............   $  951.0                      $  907.5
Policyholders' claims and other benefits .......        4.5                           3.8
Payable to parent ..............................       13.6                           9.6
Federal income taxes payable ...................        6.1                             -
Asset valuation reserve ........................       22.7                          18.5
Investment reserves ............................        3.9                           3.3
Other liabilities ..............................        7.7                          34.3
                                                   --------                      --------

                                                    1,009.5                         977.0

Separate account reserves and liabilities ......    1,096.5                         779.8
                                                   --------                      --------

                                                    2,106.0                       1,756.8
                                                   --------                      --------
Capital stock and surplus:

Common stock, $200 par value
   50,000 shares authorized
   12,500 shares issued and outstanding ........        2.5                           2.5
Paid-in and contributed surplus ................       43.8                          43.8
Surplus ........................................       66.9                          63.5
                                                   --------                      --------

                                                      113.2                         109.8
                                                   --------                      --------

                                                   $2,219.2                      $1,866.6
                                                   ========                      ========


                  See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF INCOME
                                                    Years ended December 31,
                                                  1997        1996        1995
                                                  ----        ----        ----
                                                         (In Millions)
Revenue:

Premium Income ............................      $331.3      $314.4      $260.8
Net investment and other income ...........        72.1        76.4        84.4
                                                 ------      ------      ------

                                                  403.4       390.8       345.2
                                                 ------      ------      ------
Benefits and expenses:

Policy benefits and payments ..............       100.4        99.0        58.9
Addition to policyholders' reserves, funds
  and separate accounts ...................       190.0       210.3       211.4
Operating expenses ........................        49.5        45.4        32.1
Commissions ...............................        33.5        25.0        14.1
State taxes, licenses and fees ............         3.5         3.2         5.0
                                                 ------      ------      ------

                                                  376.9       382.9       321.5
                                                 ------      ------      ------
Net gain from operations before federal
  income taxes ............................        26.5         7.9        23.7

Federal income taxes ......................        19.0         6.3         9.4
                                                 ------      ------      ------
Net gain from operations ..................         7.5         1.6        14.3

Net realized capital gain (loss) ..........         0.1         0.6        (0.5)
                                                 ------      ------      ------

Net income ................................      $  7.6      $  2.2      $ 13.8
                                                 ======      ======      ======


                  See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

                                                     Years Ended December 31,
                                                    1997       1996       1995
                                                    ----       ----       ----
                                                          (In Millions)
Capital stock and surplus equity,
 beginning of year ............................    $109.8     $113.2     $103.8

Increases (decreases) due to:
 Net income ...................................       7.6        2.2       13.8
 Change in asset valuation and investment
  reserves ....................................      (4.8)      (1.9)      (9.2)
 Change in non-admitted assets and other ......      (0.2)      (2.7)      (1.2)
 Net unrealized capital gain (loss) ...........       0.8       (1.0)       6.0
                                                   ------     ------     ------

                                                      3.4       (3.4)       9.4
                                                   ------     ------     ------

Capital stock and surplus equity, end of year..    $113.2     $109.8     $113.2
                                                   ======     ======     ======



                  See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

                                                       Years Ended December 31,
                                                       1997       1996     1995
                                                       ----       ----     ----
                                                              (In Millions)
Operating activities:

   Net income .......................................  $  7.6   $  2.2   $ 13.8
   Additions to policyholders' reserves and funds
    net of transfers to separate accounts ...........    44.2     41.6     84.2
   Net realized capital gain (loss) .................    (0.1)    (0.6)     0.5
   Other changes ....................................     0.5     (0.8)    (0.6)
                                                       ------   ------   ------

   Net cash provided by operating activities ........    52.2     42.4     97.9
                                                       ------   ------   ------
Investing activities:
   Loans and purchases of investments ...............  (438.6)  (184.9)  (491.9)
   Sales and maturites of investments and
    receipts from repayment of loans ................   411.1    191.1    406.0
                                                       ------   ------   ------
Net cash provided by (used in) investing
  activities ........................................   (27.5)     6.2    (85.9)
                                                       ------   ------   ------

Increase in cash and short-term investments .........    24.7     48.6     12.0

Cash and short-term investments, beginning of
year ................................................    63.7     15.1      3.1
                                                       ------   ------   ------

Cash and short-term investments, end of year ........  $ 88.4   $ 63.7   $ 15.1
                                                       ======   ======   ======


                  See Notes to Statutory Financial Statements.

Notes To Statutory Financial Statements

1.  NATURE OF OPERATIONS AND BASIS OF PRESENTATION

C.M. Life Insurance Company (the Company) is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"). On March 1, 1996, the operations of the Company's former parent, Connecticut Mutual Life Insurance Company, were merged into MassMutual. The Company is primarily engaged in the sale of flexible premium universal life insurance and variable annuity products distributed through career agents. The Company is licensed to sell life insurance and annuities in Puerto Rico, the District of Columbia and all 50 states except New York.

The accompanying statutory financial statements, except as to form, have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut.

The accompanying statutory financial statements are different in some respects from GAAP financial statements. The more significant differences are as follows:
(a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) policy reserves are based upon statutory mortality and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, morbidity, interest and withdrawals; (c) bonds are generally carried at amortized cost whereas GAAP generally requires they be valued at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP; and (e) payments received for universal life products and variable annuities are reported as premium revenue, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances.

The NAIC is currently engaged in an extensive project to codify statutory accounting principles ("Codification") with a goal of providing a comprehensive guide of statutory accounting principles for use by insurers in all states. This comprehensive guide, which has not been approved by the NAIC or any state insurance department includes seventy-two Statements of Statutory Accounting Principles ("SSAPs") and is expected to be effective no earlier than January 1, 1999. The effect of adopting these SSAPs shall be reported as an adjustment to surplus on the effective date. Management is currently reviewing the impact of Codification. However, since the SSAPs have not been finalized, the ultimate impact cannot be determined at this time.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities, at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the financial statements.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a description of the Company's principal accounting policies and practices.

A. Investments

Bonds and stocks are valued in accordance with rules established by the National Association of Insurance Commissioners. Generally, bonds are valued at amortized cost, preferred stocks in good standing at cost, and common stocks at fair value.

Mortgage loans are valued at unpaid principal less unamortized discount.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

Short-term investments are stated at amortized cost, which approximates fair value.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve and an Interest Maintenance Reserve. The Asset Valuation Reserve and other investment reserves stabilize surplus against fluctuations in the value of stocks, as well as declines in the value of bonds and mortgage loans.

Notes To Statutory Financial Statements (Continued)

The Interest Maintenance Reserve captures after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments, as well as other financial instruments, including financial futures, U. S. Treasury purchase commitments, options and interest rate swaps. This reserve is amortized into income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital gains of $2.0 million in 1997 and $0.4 million in 1996 and net realized after tax capital losses of $0.9 million in 1995 were transferred to the Interest Maintenance Reserve. Amortization of the Interest Maintenance Reserve into net investment income amounted to $0.1 million in 1997, 1996 and 1995. At December 31, 1997, 1996 and 1995, the Interest Maintenance Reserve consisted of a net loss deferral which was recorded as a reduction of surplus.

Realized capital gains and losses, less taxes, not includable in the Interest Maintenance Reserve, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in surplus.

B. Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity contract holders. The assets consist principally of marketable securities reported at fair value. Transfers due from separate account represents the policyholders' account values in excess of statutory benefit reserves. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statement of Income. Reserves for these life and annuity contracts have been established using assumed interest rates and valuation methods that will provide reserves at least as great as those required by law and contract provisions. The Company receives administrative and investment advisory fees from these accounts.

C. Non-admitted Assets

Assets designated as "non-admitted" (principally prepaid agent commissions, other prepaid expenses and the Interest Maintenance Reserve, when in a net loss deferral position) are excluded from the statutory statement of financial position. These amounted to $5.7 million and $6.6 million as of December 31, 1997 and 1996, respectively and changes therein are charged directly to surplus.

D. Policyholders' Reserves and Funds

Policyholders' reserves for life contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners' Reserve Valuation Method bases using the American Experience and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 4.0 to 4.5 percent.

Reserves for individual annuities are based on accepted actuarial methods, principally at interest rates ranging from 5.5 to 9.0 percent. Reserves for policies and contracts considered investment contracts have a carrying value of $115.6 million and $113.7 million at December 31, 1997 and 1996, respectively (fair value of $116.0 million and $113.7 million at December 31, 1997 and 1996, respectively as determined by discounted cash flow projections).

E. Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Commissions and other costs related to the issuance of new policies, maintenance and settlement costs are charged to current operations when incurred.

F. Cash and Short-term Investments

For purposes of the Statutory Statement of Cash Flows, the Company considers all highly liquid short-term investments purchased with a maturity of twelve months or less to be cash and short-term investments.

3.  FEDERAL INCOME TAXES

Provision for federal income taxes is based upon the Company's best estimate of its tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and acquisition costs, resulted in effective tax rates which differ from the statutory tax rate.

The Internal Revenue Service has completed its examination of the Company's income tax returns through the year 1991 and is currently examining the Company for the years 1992 through 1995. The Company believes any adjustments resulting from such examinations will not materially affect its financial statements.

The Company plans to file a separate company 1997 federal income tax return.

Federal tax payments were $6.8 million in 1997, $17.6 million in 1996 and $10.7 million in 1995.

4.  CAPITAL STOCK AND SURPLUS

The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of all states in which the Company is licensed to do business. Substantially all of the statutory capital stock and surplus is subject to dividend restrictions relating to various state regulations which limit the payment of dividends without prior approval. Under these regulations, $10.7 million of capital stock and surplus is available for distribution to the shareholder in 1998 without prior regulatory approval.

5.  RELATED PARTY TRANSACTIONS

MassMutual and the Company have an agreement whereby MassMutual, for a fee, will furnish the Company, as required, operating facilities, human resources, computer software development and managerial services. Investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Similar arrangements were in place with Connecticut Mutual Life Insurance Company, the Company's former parent, prior to its merger with MassMutual. Fees incurred under the terms of these agreements were $39.7 million, $45.9 million and $34.0 million in 1997, 1996 and 1995, respectively.

Prior to March 1, 1996, the Company had an underwriting agreement with its affiliates GR Phelps and MML Distributors. Under this agreement, the affiliates paid commissions and received the cash flows from variable annuity contract fees. Effective March 1, 1996, this agreement was cancelled, and the Company began paying all commissions and retained the right to the related future cash flows from contract fees.

The Company cedes a portion of its life insurance business to MassMutual and other insurers in the normal course of business. The Company's retention limit per individual insured is $4 million; the portion of the risk exceeding the retention limit is reinsured with other insurers. The Company is contingently liable with respect to ceded reinsurance in the event any reinsurer is unable to fulfill its contractual obligations.

The Company has a modified coinsurance quota-share reinsurance agreement with Mass Mutual whereby the Company cedes 75% of the premiums on certain universal life policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits, and a modified coinsurance adjustment. Reserves for payment of future benefits for the ceded policies are retained by the Company.

The Company also has a stop-loss agreement with MassMutual, with maximum coverage at $25.0 million, under which the Company cedes claims which, in aggregate, exceed $35.6 million in 1997, $28.1 million in 1996, and $24.2 million in 1995. For each of the years, the limit was not exceeded. The Company paid approximately $1.0 million, $0.4 million, and $0.6 million in premiums under the agreement in 1997, 1996 and 1995, respectively.

6.   INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.


A. Bonds

The carrying value and estimated fair value of investments in bonds as of December 31, 1997 and 1996 are as follows:


                                                December 31, 1997
                                               Gross         Gross     Estimated
                                 Carrying   Unrealized    Unrealized     Fair
                                  Value        Gains         Losses      Value
                                  -----        -----         ------      -----
                                                   (in Millions)
U. S. Treasury securities
 and obligations of U.S.
 government corporations
 and agencies                   $ 104.3       $  2.2         $ 0.2      $ 106.3
Debt securities issued by
 foreign governments                4.6          0.0           0.3          4.3
Mortgage-backed securities         38.8          1.0           0.2         39.6
State and local governments        20.0          0.3             -         20.3
Corporate debt securities         471.8         15.6           1.9        485.6
Utilities                          25.0          1.1             -         26.1
                                -------       ------         -----      -------
    Total                       $ 664.5       $ 20.2         $ 2.6      $ 682.1
                                =======       ======         =====      =======

                                                 December 31, 1996
                                             Gross        Gross      Estimated
                                 Carrying  Unrealized   Unrealized     Fair
                                  Value      Gains        Losses       Value
                                  -----      -----        ------       -----
                                                 (In Millions)
U. S. Treasury securities
 and obligations of U.S.
 government corporations
 and Agencies                    $138.8      $  2.2        $ 1.0       $140.0
Debt securities issued by
 foreign governments                3.9         0.1            -          4.0
Mortgage-backed securities         37.4         0.7          0.7         37.4
State and local governments        10.3         0.2          0.1         10.4
Industrial securities             509.2        11.6          3.7        517.1
Utilities                          36.9         1.2          0.2         37.9
                                 ------      ------        -----       ------
    Total                        $736.5      $ 16.0        $ 5.7       $746.8
                                 ======      ======        =====       ======

The carrying value and estimated fair value of bonds at December 31, 1997, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.
                                                                       Estimated
                                             Carrying                    Fair
                                               Value                     Value
                                               -----                     -----
                                                        (In Millions)
Due in one year or less                       $ 34.3                    $ 34.3
Due after one year through five years          227.7                     232.0
Due after five years through ten years         209.7                     217.4
Due after ten years                             80.3                      83.4
                                             -------                    ------
                                               552.0                     567.1
Mortgage-backed securities, including
   securities guaranteed by the U.S.
   Government                                  112.5                     115.0
                                             -------                    ------
 Total                                       $ 664.5                    $682.1
                                             =======                    ======

Proceeds from sales of investments in bonds were $388.8 million during 1997, $162.9 million during 1996, and $380.6 million during 1995. Gross capital gains of $3.8 million in 1997, $1.6 million in 1996, and $3.6 million in 1995 and gross capital losses of $0.5 million in 1997, $0.9 million in 1996, and $4.7 million in 1995 were realized on those sales, portions of which were included in the Interest Maintenance Reserve. Estimated fair value of non-publicly traded bonds is determined by the Company using a pricing matrix.

B. Stocks

Common stocks had a cost of $50.2 million in 1997 and $47.2 million in 1996.

C. Mortgages

The fair value of mortgage loans, as determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans, approximated carrying value.

The Company had restructured loans with book values of $17.3 million and $21.9 million at December 31, 1997 and 1996, respectively. The loans typically have been modified to defer a portion of the contracted interest payments to future periods. Interest deferred to future periods totaled $0.2 million in 1997, 1996 and 1995.

D. Other

The carrying value of investments which were non-income producing for the preceding twelve months was $0.4 million and $2.8 million at December 31, 1997 and 1996, respectively.

It is not practicable to determine the fair value of policy loans as they do not have a stated maturity.

7.  PORTFOLIO RISK MANAGEMENT

The Company manages its investment risks primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The fair values of these instruments, which are not recorded in the financial statements, are based upon market prices or prices obtained from brokers. The Company does not hold or issue these financial instruments for trading purposes.

The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

The Company utilizes interest rate swap agreements and options to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest rates calculated by reference to an agreed-upon notional principal amount. Net amounts receivable and payable are accrued as adjustments to interest income and included in investment and insurance amounts receivable on the Statutory Statement of Financial Position. Gains and losses realized on the termination of contracts are amortized through the Interest Maintenance Reserve over the remaining life of the associated contract. At December 31, 1997 and 1996, the Company had swaps outstanding with notional amounts of $46.5 million and $13.0 million, respectively. The fair value of these instruments was $0.2 million at December 31, 1997 and $0.1 million at December 31, 1996.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company's option contracts have terms of up to five years. The amounts paid for options purchased are included in other investments on the Statutory Statement of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are amortized through the Interest Maintenance Reserve over the remaining life of the option contract. At December 31, 1997 and 1996, the Company had option contracts with notional amounts of $111.3 million and $34.7 million, respectively. The Company's credit risk exposure was limited to the unamortized costs of $2.2 million and $0.1 million which had fair values of $2.3 million and $0.1 million at December 31, 1997 and 1996, respectively.

Notes To Statutory Financial Statements (Continued)

The Company utilizes asset swap agreements to reduce exposures, such as currency risk and prepayment risk, built into certain assets acquired. Cross-currency interest rate swaps allow investment in foreign currencies, increasing access to additional investment opportunities, while limiting foreign exchange risk. The net cash flows from asset and currency swaps are recognized as adjustments to the underlying assets' interest income. Gains and losses realized on the termination of these contracts adjusts the bases of the underlying asset. Notional amounts relating to asset and currency swaps totaled $1.0 million at December 31, 1997 and 1996. The fair values of these instruments were an unrealized gain of $0.1 million and an unrealized loss of $0.1 million at December 31, 1997 and 1996, respectively.

The Company enters into forward U.S. Treasury commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and amortized through the Interest Maintenance Reserve over the remaining life of the asset. At December 31, 1997 and 1996, the company had
U. S. Treasury purchase commitments which will settle during the following year with contractual amounts of $3.0 million and $2.0 million, respectively.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $2.6 million and $0.1 million at December 31, 1997 and 1996, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, contingent collateral positions have been obtained with counterparties when considered prudent.

8.  LIQUIDITY

The withdrawal characteristics of the policyholder's reserves and funds, including separate accounts, and the invested assets which support them at December 31, 1997 are illustrated below:

                                                           (In Millions)
Total policyholders' reserves and funds and,
 separate account liabilities                         $2,047.5
Not subject to discretionary withdrawal                   (1.4)
Policy loans                                            (142.5)
                                                      --------
 Subject to discretionary withdrawal                                $1,903.6
                                                                    ========
Total invested assets, including separate
 investment accounts                                  $2,157.1
Policy loans and other invested assets                  (295.3)
                                                      --------
 Marketable investments                                             $1,861.8
                                                                    ========


9.  BUSINESS RISKS AND CONTINGENCIES

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity. The Company elected not to admit $1.3 million and $1.6 million of guaranty fund premium tax offset receivable relating to prior assessments in 1997 and 1996, respectively.

The Company is involved in litigation arising in and out of the normal course of its business. Management intends to defend these actions vigorously. While the outcome of litigation cannot be forseen with certainty, it is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

10. RECLASSIFICATIONS

Certain 1996 and 1995 amounts have been reclassified to conform with the current year presentation.

11. AFFILIATED COMPANIES

The relationship of the Company, its parent and affiliated companies as of December 31, 1997 is illustrated below. Subsidiaries are wholly-owned by the parent, except as noted.

Parent
------
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
-----------------------------------------------------------
C.M. Assurance Company
C.M. Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MassMutual Holding Company Two, Inc. (Sold in March 1996)
MassMutual of Ireland, Limited
MML Bay State Life Insurance Company
MML Distributors, LLC

    Subsidiaries of MassMutual Holding Company
    ------------------------------------------
    GR Phelps, Inc.
    MassMutual Holding Trust I
    MassMutual Holding Trust II
    MassMutual Holding MSC, Inc.
    MassMutual International, Inc.
    MassMutual Reinsurance Bermuda (Sold in December 1996)
    MML Investor Services, Inc.
    State House One (Liquidated in December 1996)

    Subsidiaries of MassMutual Holding Trust I
    ------------------------------------------
    Antares Leveraged Capital Corporation - 98.5%
    Charter Oak Capital Management, Inc. - 80.0%
    Cornerstone Real Estate Advisors, Inc.
    DLB Acquisition Corporation - 84.8%
    Oppenheimer Acquisition Corporation - 88.55%

    Subsidiaries of MassMutual Holding Trust II
    -------------------------------------------
    CM Advantage, Inc. - (Liquidated in December 1997)
    CM International, Inc.
    CM Property Management, Inc. - (Liquidated in December 1997)
    High Yield Management, Inc.
    MMHC Investments, Inc.
    MML Realty Management
    Urban Properties, Inc.
    Westheimer 335 Suites, Inc.

    Subsidiaries of MassMutual International
    ----------------------------------------
    MassLife Seguros de Vida (Argentina) S. A.
    MassMutual International (Bermuda) Ltd.
    Mass Seguros de Vida (Chile) S. A.
    MassMutual International (Luxemburg) S. A.

    MassMutual Holding MSC, Incorporated
    ------------------------------------
    MassMutual/Carlson CBO N. V. - 100%
    MassMutual Corporate Value Limited - 46%
    9048 - 5434 Quebec, Inc.

    Affiliates of Massachusetts Mutual Life Insurance Company
    ---------------------------------------------------------
    MML Series Investment Fund
    MassMutual Institutional Funds
    Oppenheimer Value Stock Fund

                           C.M. LIFE INSURANCE COMPANY
                   STATUTORY STATEMENTS OF FINANCIAL POSITION
                                   (Unaudited)

                                                              March 31,          December 31,
                                                                   1998                  1997
                                                              ---------          ------------
                                                                ($ In Millions Expect for
                                                                          Par Value)
Assets:
Bonds                                                          $  694.7             $   664.5
Common stocks                                                      68.9                  61.4
Mortgage loans                                                    101.7                 101.6
Other investments                                                  10.1                   2.2
Policy loans                                                      144.2                 142.5
Cash and short-term investments                                    52.4                  88.4
                                                               --------              --------
         Total invested assets                                  1,072.0               1,060.6

Investment income and insurance amounts receivable                 31.3                  30.1
Transfers from separate account                                    33.4                  32.0
                                                               --------              --------
                                                                1,136.7               1,122.7
Separate account assets                                         1,214.1               1,096.5
                                                               --------              --------
                                                              $ 2,350.8             $ 2,219.2
                                                              =========             =========

Liabilities

Policyholders' reserves and funds                             $   953.6             $   951.0
Policy claims and other benefits                                    5.4                   4.5
Payable to parent                                                  12.4                  13.6
Federal income tax payable                                          5.8                   6.1
Asset valuation reserve                                            25.5                  22.7
Investment reserves                                                 3.4                   3.9
Other liabilities                                                   8.7                   7.7
                                                               --------              --------
                                                                1,014.8               1,009.5
Separate account reserves and liabilities                       1,214.1               1,096.5
                                                               --------              --------
                                                                2,228.9               2,106.0
                                                               --------              --------
Capital stock and surplus:

Common stock, $200 par value
         50,000 shares authorized
         12,500 shares issued and outstanding                       2.5                   2.5
Paid-in capital and contributed surplus                            43.8                  43.8
Surplus                                                            75.6                  66.9
                                                               --------              --------
                                                                  121.9                 113.2
                                                               --------              --------
                                                               $2,350.8              $2,219.2
                                                               ========              ========

The accompanying notes are an integral part of these condensed financial statements.

                           C.M. LIFE INSURANCE COMPANY
                         STATUTORY STATEMENTS OF INCOME
                                   (Unaudited)

                                                      Three Months Ended March 31,
                                                            1998        1997
                                                            ----        ----
                                                             (In Millions)
Revenue:
Premium income                                          $   85.9      $  78.1
Net investment income                                       18.5         17.6
Other income (charges)                                      (2.6)        (0.8)
                                                          ------        -----
                                                           101.8         94.9
                                                          ------        -----
Benefits and expenses:
Policy benefits and payments                                33.0         27.0
Addition to policyholders' reserves, funds
   and separate account                                     30.9         39.3
Operating expenses                                          13.4         11.7
Commissions                                                 10.3          7.5
State taxes, licenses and fees                               2.3          1.2
                                                          ------        -----
                                                            89.9         86.7
                                                          ------        -----
Net gain from operations before federal
   income taxes                                             11.9          8.2

Federal income taxes                                         5.5          3.9
                                                          ------        -----
Net gain from operations                                     6.4          4.3

Net realized capital gain (loss)                              --           --
                                                          ------        -----

Net income                                              $    6.4      $   4.3
                                                          ======        =====

The accompanying notes are an integral part of these condensed financial statements.

                           C.M. LIFE INSURANCE COMPANY
                STATUTORY STATEMENTS OF CAPITAL STOCK AND SURPLUS
                                   (Unaudited)

                                                    Three Months Ended March 31,

                                                         1998       1997
                                                         ----       ----
                                                          (In Millions)
Capital stock and surplus, beginning of the period   $  113.2    $  109.7
Increases (decreases) due to:
Net income                                                6.4         4.3
Change in asset valuation and investment reserves        (2.3)       (0.6)
Changes in non-admitted assets and other                  0.9        (0.7)
Change in unrealized capital gain (loss)                  3.7        (0.5)
                                                      -------     -------
                                                          8.7         2.5
                                                      -------     -------
Capital stock and surplus, end of the period         $  121.9    $  112.2
                                                     ========    ========

The accompanying notes are an integral part of these condensed financial statements.

                           C.M. LIFE INSURANCE COMPANY
                        STATUTORY STATEMENTS OF CASHFLOWS
                                   (Unaudited)

                                                    Three Months Ended March 31,
                                                           1998            1997
                                                           ----            ----
                                                              (In Millions)
Operating activities:

Net income                                             $    6.4         $   4.3
Additions to policyholders' reserves and funds
    net of transfers to separate accounts                   3.5             3.1
Other changes                                              (3.9)           18.3
                                                       --------         -------
Net cash provided by operating activities                   6.0            25.7
                                                       --------         -------

Investing activities:

Loans and purchases of investments                       (224.7)          (81.9)
Sales and maturities of investments and
    receipts from repayments of loans                     182.7            34.2
                                                       --------         -------

Net cash used in investing activities                     (42.0)          (47.7)
                                                       --------         -------

Decrease in cash and short-term investments               (36.0)          (22.0)

Cash and short-term investments, beginning of year         88.4            63.7
                                                       --------         -------

Cash and short-term investments, end of period         $   52.4         $  41.7
                                                       ========         =======

The accompanying notes are an integral part of these condensed financial statements.

                           C.M. Life Insurance Company
                Condensed Notes to Statutory Financial Statements
                                 March 31, 1998
                                   (Unaudited)

1.  General
-----------

C.M. Life Insurance Company ("C.M. Life" or "The Company"), 140 Garden Street, Hartford, Connecticut, 06154, is a stock life insurance company. It was chartered by a Special Act of the Connecticut General Assembly on April 25, 1980. It is principally engaged in the sale of life insurance and annuities, primarily flexible premium universal life insurance and variable annuity products, and is licensed to sell life insurance and annuities in Puerto Rico, the District of Columbia and all 50 states except New York. C.M. Life is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual").

With regard to profitability, management believes that net gain from operations, rather than net income, is the most relevant statutory measure of operating results for C.M. Life. Net gain from operations represents the excess of income derived from C.M. Life's lines of business over the costs of operating those lines (after deducting taxes). Net income is net gain from operations adjusted by any realized capital gains or losses (net of taxes). Management's investment philosophy and practice do not emphasize capital gains as a recurring source of income or capital and the Company does not manage its investment portfolio to realize gains for non-economic purposes.

The accompanying statutory financial statements, except as to form, have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut ("the Department").

The accompanying statutory financial statements are different in some respects from GAAP financial statements. The more significant differences are as follows:
(a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) policy reserves are based upon statutory mortality and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, morbidity and interest; (c) bonds are generally carried at amortized cost whereas GAAP generally requires they be valued at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP; and (e) payments received for universal life products and variable annuities are reported as premium revenue, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances.

In the Company's opinion these financial statements contain all adjustments, consisting of only normal recurring adjustments, necessary to present fairly its statutory financial position in accordance with statutory accounting principles, as of March 31, 1998 and December 31, 1997, the results of its operations, changes in capital stock and surplus and its cash flows for the three months ended March 31, 1998 and 1997.

2.  Related Party - Reinsurance
-------------------------------

C.M. Life cedes a portion of its life insurance business to MassMutual and other insurers in the normal course of business. C.M. Life's retention limit per individual insured is $12.0 million; the portion of the risk exceeding the retention limit is reinsured with other insurers. C.M. Life remains liable to the policyholder for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreement.

C.M. Life has a modified coinsurance quota-share reinsurance agreement with MassMutual whereby C.M. Life cedes 75% of the premiums on certain universal life policies. In return MassMutual pays C.M. Life a stipulated expense allowance, death and surrender benefits, and a modified coinsurance adjustment. Reserves for payment of future benefits and related assets for the ceded policies are retained by C.M. Life.

C.M. Life also has a stop-loss agreement with MassMutual which provides for ceding of claims, up to MassMutual's maximum liability of $25.0 million, that in the aggregate, exceed the attachment point of 120% of annual expected claims, where annual expected claims represents .18% of covered volume. C.M. Life paid approximately $0.3 million and $0.2 million in premiums under the agreement for the three months ended March 31, 1998 and 1997, respectively.

3.  Other Transactions with MassMutual
--------------------------------------

MassMutual and C.M. Life have an agreement whereby MassMutual for a fee will furnish C.M. Life, as required, operating facilities, human resources, computer software development and managerial services. Investment and administrative services are provided to C.M. Life pursuant to a management services agreement with MassMutual. Fees incurred under the terms of the agreement were $13.3 million and $10.2 million for the three months ended March 31, 1998 and 1997, respectively.

4.  New Accounting Pronouncements
---------------------------------

The NAIC is currently engaged in an extensive project to codify statutory accounting ("Codification") principles with a goal of providing a comprehensive guide of statutory accounting principles for use by insurers in all states. This comprehensive guide, which has been approved by the NAIC, but must be adopted by the Department before the Company must comply with its provisions, includes seventy two Statements of Statutory Accounting Principles ("SSAPs"). At this time, it is uncertain when or if the Department will adopt Codification, however, if adopted the effective date is expected to be no earlier than January 1, 1999. Management is currently reviewing the impact of Codification.